                                                                    EXHIBIT 10.4
                                                                    ------------


            AMENDED AND RESTATED MORTGAGE LOAN WAREHOUSING AGREEMENT

          THIS AMENDED AND RESTATED MORTGAGE LOAN WAREHOUSING AGREEMENT (the "Agreement") is made and dated as of the 29th day of August, 1997, by and among HEADLANDS MORTGAGE COMPANY, a California corporation (the "Company"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("FNBC"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, GUARANTY FEDERAL BANK, a federal savings bank, FIRST UNION NATIONAL BANK, a national banking association, THE BANK OF NEW YORK, a banking corporation organized under the laws of the State of New York, COMERICA BANK-CALIFORNIA, a California banking corporation, any other lenders from time to time party hereto, together with their respective successors and assigns (each a "Lender" and collectively the "Lenders"), and FNBC as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and FIRST CHICAGO NATIONAL PROCESSING CORPORATION, a Delaware corporation, as collateral agent for the Administrative Agent and the Lenders (in such capacity, the "Collateral Agent").

                                   RECITALS

          A. Pursuant to that certain Mortgage Loan Warehousing Agreement dated as of October 24, 1994 by and among the Company, the Administrative Agent, the Collateral Agent and the Lenders party thereto (as amended to date, the "Existing Credit Agreement"), such Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

          B. The Company, the Administrative Agent, the Collateral Agent and the Lenders currently party to the Existing Credit Agreement desire to amend the Existing Credit Agreement and the documents, instruments and agreements relating thereto in certain respects and, for convenience of reference, to restate the Existing Credit Agreement in its entirety herein.

          NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT

          1.   Tranche A Credit Facility (Standard Pricing).
               --------------------------------------------

               1(a) Tranche A Lending Limit.  On the terms and subject to the
                    -----------------------
conditions set forth herein, the Tranche A Lenders severally agree that they shall, from time to time up to but not including the Maturity Date, advance their respective Tranche A Percentage

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Shares of loans (the "Tranche A Loans" or a "Tranche A Loan") to the Company in
amounts not to exceed, in the aggregate at any one time outstanding, the lesser of:

               (1)  The Tranche A Credit Limit; and

               (2) The lesser of: (i) the Aggregate Credit Limit, and (ii) the Collateral Value of the Borrowing Base, minus, in each case, the aggregate dollar amount of: all Tranche B Loans outstanding, all Tranche C Loans outstanding, all Tranche D Loans outstanding, all Tranche E Loans outstanding (including all Tranche B Loans, Tranche C Loans, Tranche D Loans and Tranche E Loans to be funded on the proposed date of funding of the requested Tranche A Loan), and all Funding Checks outstanding;

provided, however, that (x) in calculating the amount of Loans outstanding under Paragraph 1(a)(2) above at any date, the aggregate amount of Loans outstanding shall not include any Loans which will be repaid with Loans to be advanced on such date in accordance with the terms of this Agreement, and (y) following the funding of any requested Tranche A Loan, the aggregate dollar amount of each Lender's Primary Loans outstanding shall not exceed such Lender's Maximum Commitment.

               1(b) Interest Rates Applicable to Tranche A Loans. Tranche A
                    --------------------------------------------
Loans shall be made and/or maintained, at the election of the Company made from time to time as permitted herein, as Federal Funds Rate Loans and/or Eurodollar Loans.

               1(c) Calculation of Interest.  The Company shall pay to the
                    -----------------------
Administrative Agent for distribution to each Tranche A Lender interest on Tranche A Loans outstanding hereunder from the date disbursed to but not including the date of payment, calculated on such Tranche A Lender's Tranche A Percentage Share of the principal amount of Tranche A Loans outstanding from time to time hereunder during the interest calculation period, at a rate per annum equal to, at the option of and as selected by the Company from time to time (subject to the provisions of Paragraphs 6(a), 6(b) and 6(c) below): (i) with respect to each Eurodollar Loan, the Applicable Eurodollar Rate for the applicable Eurodollar Interest Period, and (ii) with respect to each Federal Funds Rate Loan, a fluctuating rate per annum equal to the Applicable Federal Funds Rate during the applicable computation period.

               1(d) Payment of Interest. Interest accruing on Tranche A Loans
                    -------------------
which are Federal Funds Rate Loans shall be payable monthly, in arrears, as provided in Paragraph 7(d) below and, in the case of Tranche A Loans which are Eurodollar Loans, at the end of the applicable Eurodollar Interest Period.

          2.   Tranche B Credit Facility (Balance Sensitive Pricing).
               -----------------------------------------------------

          2(a) Tranche B Lending Limit.  On the terms and subject to the
               -----------------------
conditions set forth herein, the Tranche B Lenders severally agree that they shall, on each Tranche B Borrowing Date up to but not including the Maturity Date, advance their respective Tranche B Percentage Shares of loans (the "Tranche B Loans" or a "Tranche B Loan") to the Company in amounts not to exceed, in the aggregate at any one time outstanding, the lesser of:

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               (1)  The Tranche B Aggregate Credit Allocation at such Tranche B
     Borrowing Date; and

               (2) The lesser of: (i) the Aggregate Credit Limit, and (ii) the Collateral Value of the Borrowing Base, minus, in each case, the aggregate dollar amount of: all Tranche A Loans outstanding, all Tranche C Loans outstanding, all Tranche D Loans outstanding, all Tranche E Loans outstanding (including all Tranche A Loans, Tranche C Loans, Tranche D Loans and Tranche E Loans to be funded on the proposed date of funding of the requested Tranche B Loan), and all Funding Checks outstanding;

provided, however, that (x) in calculating the amount of Loans outstanding under Paragraph 2(a)(2) above at any date, the aggregate amount of Loans outstanding shall not include any Loans which will be repaid with Loans to be advanced on such date in accordance with the terms of this Agreement, and (y) following the funding of any requested Tranche B Loan, the aggregate dollar amount of each Lender's Primary Loans outstanding shall not exceed such Lender's Maximum Commitment.

               2(b) Calculation of Interest.  The Company shall pay to the
                    -----------------------
Administrative Agent for distribution to each Tranche B Lender interest on Tranche B Loans outstanding hereunder from the date disbursed to but not including the date of payment calculated on such Tranche B Lender's Tranche B Percentage Share of Tranche B Loans outstanding from time to time hereunder during any Tranche B Interest Period, at a rate per annum equal to the Buy-Down Rate.

               2(c) Payment of Interest.  Interest accruing on Tranche B Loans
                    -------------------
during any Tranche B Interest Period shall be payable in arrears on the last day of such Tranche B Interest Period as provided in Paragraph 7(d) below. The Administrative Agent, in rendering any interest billing relating to Tranche B Loans, shall have no obligation to verify the amount of any Buy-Down Deposits supporting the pricing of Tranche B Loans.

               2(d) Balance Requirements and Deficiency Fees. The Company agrees
                    ----------------------------------------
to maintain during each calendar month Buy-Down Deposits in non-interest bearing accounts with each Tranche B Lender in an amount not less than one hundred percent (100%) of the daily average amount of such Tranche B Lender's Tranche B Percentage Share of Tranche B Loans outstanding during such monthly period. In the event the Company shall fail to maintain the Buy-Down Deposits with any Tranche B Lender required hereunder during any monthly period, the Company shall pay to such Tranche B Lender upon demand such deficiency fees as may be established pursuant to a Buy-Down Letter between such Tranche B Lender and the Company from time to time. Any Tranche B Lender may elect not to make demand for the payment of deficiency fees accruing in respect of Buy-Down Deposits or Tranche B Loans from time to time and it is expressly agreed and understood that: (1) such deficiency fee or fees shall not, by reason of such failure of such Tranche B Lender or otherwise, be deemed to have been waived by such Tranche B Lender (except as such waiver is expressly acknowledged in writing by such Tranche B Lender from time to time), and (2) all deficiency fees accrued and unpaid hereunder and not so expressly waived, whether or not previously declared due and owing by any such Tranche B Lender, shall automatically be due and payable in full on the Maturity Date.

               2(e) Initial and Monthly Allocation; Reordering of Outstanding
                    ---------------------------------------------------------
Obligations among Lenders.  On or before the third Business Day preceding the
-------------------------
date on which the first Loan(s) are to be funded hereunder, and on or before the fifth Business Day preceding the first Business Day of each calendar month thereafter up to but not including the Maturity Date, the Company shall deliver to the Administrative Agent, the Collateral Agent and each Lender a Commitment Schedule and Allocation Notice. Such Commitment Schedule and Allocation Notice shall specify the dollar amount of the Tranche B Allocation for each Tranche B Lender and the Tranche B Aggregate Credit Allocation and, based upon such Tranche B Allocations, the resultant Tranche A Credit Limit and Tranche A Percentage Share of each Tranche A Lender for the duration of the next succeeding calendar month (or portion thereof in the event the Maturity Date falls on a date other than the last day of a calendar month). Any reallocation of Loans outstanding on the first day of each calendar month necessitated by any change in a Lender's Tranche B Allocation pursuant to a Commitment Schedule and Allocation Notice shall be effected on and as of the first Business Day of such calendar month by the purchase and sale among the Lenders of the Obligations outstanding on such date in such manner as the Administrative Agent shall direct.

          3.   Tranche C Credit Facility (Swing Line).
               --------------------------------------

               3(a) Tranche C Lending Limit.  On the terms and subject to the
                    -----------------------
conditions set forth herein, the Tranche C Lender agrees that it shall, from time to time to but not including the Maturity Date, make loans (the "Tranche C Loans" or a "Tranche C Loan") to the Company in amounts not to exceed, in the aggregate at any one time outstanding, the lesser of:

               (1)  The Tranche C Credit Limit; and

               (2) The lesser of: (i) the Aggregate Credit Limit, and (ii) the Collateral Value of the Borrowing Base, minus, in each case, the aggregate dollar amount of: all Tranche A Loans outstanding, all Tranche B Loans outstanding, all Tranche D Loans outstanding, all Tranche E Loans outstanding (including all Tranche A Loans, Tranche B Loans, Tranche D Loans and Tranche E Loans to be funded on the proposed date of funding of the requested Tranche C Loan), and all Funding Checks outstanding;

provided, however, that (x) in calculating the availability of Loans under Paragraph 3(a)(2) above at any date, the aggregate amount of Loans outstanding shall not include any Loans which will be repaid with Loans to be advanced on such date in accordance with the terms of this Agreement, and (y) following the funding of any requested Tranche C Loan, the aggregate dollar amount of the Tranche C Lender's Primary Loans outstanding shall not exceed such Lender's Maximum Commitment.

               3(b) Interest Rates Applicable to Tranche C Loans. Tranche C
                    --------------------------------------------
Loans shall be made and/or maintained, at the election of the Company made from time to time as permitted herein, at (i) the Overnight Transaction Loan Rate and/or (ii) to the extent permitted pursuant to Paragraph 3(e) below, the Buy-Down Rate.

               3(c) Calculation of Interest.  The Company shall pay to the
                    -----------------------
Administrative Agent for distribution to the Tranche C Lender interest on Tranche C Loans outstanding hereunder from the date disbursed to but not including the date of payment calculated on the principal amount of Tranche C Loans outstanding from time to time hereunder during the interest calculation period, at a rate per annum equal to, at the option of and as selected by the Company from time to time (subject to the provisions of Paragraph 3(e) below):
(i) a fluctuating rate per annum equal to the Overnight Transaction Loan Rate during the applicable computation period, and (ii) to the extent permitted pursuant to Paragraph 3(e) below, the Buy-Down Rate during the applicable computation period.

               3(d) Payment of Interest. Interest accruing on Tranche C Loans
                    -------------------
shall be payable monthly, in arrears, as provided in Paragraph 7(d) below. The Administrative Agent, in rendering any interest billing relating to Tranche C Loans, shall have no obligation to verify the amount of any Buy-Down Deposits supporting the pricing of Tranche C Loans.

               3(e) Balance Pricing and Deficiency Fees.  At the request of the
                    -----------------------------------
Company, and with the prior written consent of the Tranche C Lender (which consent shall not be unreasonably withheld), the Company may maintain during each calendar month Buy-Down Deposits in non-interest bearing accounts with the Tranche C Lender in such amounts as may be established from time to time pursuant to a Buy-Down Letter between the Tranche C Lender and the Company. In the event that the Company is permitted to maintain the required amounts of Buy-Down Deposits with the Tranche C Lender hereunder during any monthly period, the Company shall pay to the Tranche C Lender interest at the Buy-Down Rate with respect to an aggregate principal amount of Tranche C Loans outstanding during such monthly period equal to the aggregate daily average balance of Buy-Down Deposits maintained with the Tranche C Lender during such monthly period. In the event the Company shall fail to maintain sufficient Buy-Down Deposits with the Tranche C Lender required pursuant to the Buy-Down Letter between them during any monthly period, the Company shall pay to the Tranche C Lender upon demand such deficiency fees (or additional interest accrued at an alternate interest rate) as may be established in such Buy-Down Letter. The Tranche C Lender may elect not to make demand for the payment of deficiency fees (or additional interest) accruing in respect of Buy-Down Deposits or Tranche C Loans from time to time and it is expressly agreed and understood that: (1) such deficiency fee or fees (or additional interest) shall not, by reason of such failure of the Tranche C Lender or otherwise, be deemed to have been waived by the Tranche C Lender (except as such waiver is expressly acknowledged in writing by the Tranche C Lender from time to time), and (2) all deficiency fees (or additional interest) accrued and unpaid hereunder and not so expressly waived, whether or not previously declared due and owing by the Tranche C Lender, shall automatically be due and payable in full on the Maturity Date. Any Tranche C Loans outstanding which are not matched by Buy-Down Deposits maintained with the Tranche C Lender during the applicable monthly computation period pursuant to a Buy-Down Letter shall accrue interest at the Overnight Transaction Loan Rate, as provided in Paragraph 3(c) above.

               3(f) Reallocation of Tranche C Loans. The Tranche C Lender may at
                    -------------------------------
any time (and in any event no less frequently than weekly) in its sole and absolute discretion request the Tranche A Lenders to advance Tranche A Loans, pro rata in accordance with their respective Tranche A Percentage Shares, in the aggregate amounts specified by the Tranche C Lender to repay all or any portion of the Tranche C Loans outstanding. Subject to the provisions of Paragraph 15(n) below, the Tranche A Lenders absolutely and unconditionally agree to advance such Tranche A Loans, the proceeds of which shall be delivered directly to the Tranche C Lender in same day funds at the office of the Tranche C Lender located at One First National Plaza, Chicago, Illinois 60670 no later than 12:00 noon (Los Angeles time) on the same Business Day as request therefor by the Tranche C Lender if such request is made at or before 11:00 a.m. (Los Angeles time) or no later than 12:00 noon (Los Angeles time) on the Business Day following request therefor if such request is made after 11:00 a.m. (Los Angeles time), and such proceeds shall be promptly applied against Tranche C Loans outstanding.

          4.   Tranche D Credit Facility (Shipped/Gestation).
               ---------------------------------------------

               4(a) Tranche D Lending Limit.  On the terms and subject to the
                    -----------------------
conditions set forth herein, the Tranche D Lenders severally agree that they shall, from time to time up to but not including the Maturity Date, advance their respective Tranche D Percentage Shares of loans (the "Tranche D Loans" or a "Tranche D Loan") to the Company in amounts not to exceed, in the aggregate at any one time outstanding, the least of:

               (1)  The Tranche D Credit Limit;

               (2) The Collateral Value of the Borrowing Base consisting of Eligible Shipped Mortgage Loans and Eligible Gestation Mortgage Loans; and

               (3) The lesser of: (i) the Aggregate Credit Limit, and (ii) the Collateral Value of the Borrowing Base, minus, in each case, the aggregate dollar amount of all Tranche A Loans outstanding, all Tranche B Loans outstanding, all Tranche C Loans outstanding, all Tranche E Loans outstanding (including all Tranche A Loans, Tranche B Loans, Tranche C Loans and Tranche E Loans to be funded on the proposed date of funding of the requested Tranche D Loan), and all Funding Checks outstanding;

provided, however, that (x) in calculating the amount of Loans outstanding under Paragraph 4(a)(3) above at any date, the aggregate amount of Loans outstanding shall not include any Loans which will be repaid with Loans to be advanced on such date in accordance with the terms of this Agreement, and (y) following the funding of any requested Tranche D Loan, the aggregate dollar amount of each Lender's Primary Loans outstanding shall not exceed such Lender's Maximum Commitment.

               4(b) Interest Rate Applicable to Tranche D Loans. Tranche D Loans
                    -------------------------------------------
shall be made and/or maintained as Federal Funds Rate Loans.

               4(c) Calculation of Interest.  The Company shall pay to the
                    -----------------------
Administrative Agent for distribution to each Tranche D Lender interest on Tranche D Loans outstanding hereunder from the date disbursed to but not including the date of payment calculated on such Tranche D Lender's Tranche D Percentage Share of the principal amount of Tranche D Loans outstanding from time to time hereunder during the interest calculation period, at a rate per annum equal to a fluctuating rate per annum equal to the Applicable Federal Funds Rate during the applicable computation period.

               4(d) Payment of Interest. Interest accruing on Tranche D Loans
                    -------------------
shall be payable monthly, in arrears, as provided in Paragraph 7(d) below.

          5.   Tranche E Credit Facility (Negotiated Loan).
               -------------------------------------------

               5(a) Tranche E Lending Limit.  On the terms and subject to the
                    -----------------------
conditions set forth herein, any Lender may from time to time to but not including the Maturity Date in its sole and absolute discretion offer to make loans ("Tranche E Loans" or a "Tranche E Loan") to the Company in such amounts, at such interest rates and for such terms that are not less than seven (7) and not more than ninety (90) days and not to extend beyond the Maturity Date as such Lender and the Company may agree; provided, however, that in no event will any Lender advance any Tranche E Loan to the Company nor will the Company accept the proceeds of any Tranche E Loan if upon the funding thereof the aggregate amount of Tranche E Loans outstanding would exceed the lesser of: (1) the Aggregate Credit Limit, and (2) the Collateral Value of the Borrowing Base, minus, in each case, the aggregate dollar amount of all Tranche A Loans outstanding, all Tranche B Loans outstanding, all Tranche C Loans outstanding, all Tranche D Loans outstanding (including all Tranche A Loans, Tranche B Loans, Tranche C Loans and Tranche D Loans to be funded on the proposed date of funding of such Tranche E Loan), and all Funding Checks outstanding; provided, however, that in calculating the amount of Loans outstanding under this Paragraph 5(a) at any date, the aggregate amount of Loans outstanding shall not include any Loans which will be repaid with Loans to be advanced on such date in accordance with the terms of this Agreement.

               5(b) Interest Rate Applicable to Tranche E Loans. Tranche E Loans
                    -------------------------------------------
shall be made and/or maintained at the Tranche E Loan Rate applicable thereto. The Company and the Lenders acknowledge and agree that any Lender may utilized Buy-Down Deposits to the extent such Buy-Down Deposits do not support Tranche B Loans or Tranche C Loans, in determining such Lender's Tranche E Loan Rate.

               5(c) Calculation of Interest.  The Company shall pay to the
                    -----------------------
Administrative Agent for distribution to each applicable Lender interest on each Tranche E Loan outstanding hereunder extended by such Lender from the date disbursed to but not including the date of payment, calculated on the principal amount of such Tranche E Loan outstanding hereunder during the interest calculation period, at a rate per annum equal to the Tranche E Loan Rate applicable thereto.

               5(d) Payment of Interest. Interest accruing on each Tranche E
                    -------------------
Loan shall be payable monthly, in arrears, as provided in Paragraph 7(d) below, and at the end of the applicable Tranche E Interest Period relating thereto.

               5(e) Primary Loan Obligation. The agreement of a Lender to make a
                    -----------------------
Tranche E Loan hereunder shall not to any extent reduce such Lender's obligation to fund Primary Loans to the extent of such Lender's Maximum Commitment, it being expressly acknowledged and agreed that the agreement to make Tranche E Loans is optional on the part of such Lender and in addition to its Maximum Commitment.

          6.   Eurodollar Provisions.
               ---------------------

               6(a) Procedures for Interest Rate Election.
                    -------------------------------------

                    (1) The Company may elect from time to time to have Tranche A Loans funded as Eurodollar Loans or to convert Tranche A Loans outstanding as Federal Funds Rate Loans to Eurodollar Loans by giving the Administrative Agent at least three Eurodollar Business Days' prior irrevocable notice of such election. All such elections shall be made by delivery of a Loan Request by the Company to the Administrative Agent within the required time period. The Company may elect from time to time to convert Tranche A Loans outstanding as Eurodollar Loans to Federal Funds Rate Loans effective upon the last day of the applicable Eurodollar Interest Period. No Loan shall be funded as a Eurodollar Loan and no Federal Funds Rate Loan shall be converted into a Eurodollar Loan if an Event of Default or Potential Default has occurred and is continuing on the day occurring three Eurodollar Business Days prior to the date of, or on the date of, any requested funding or conversion.

                    (2) All or any part of Tranche A Loans may be funded or converted as provided herein, provided that partial fundings or conversions shall be in a principal amount of $5,000,000.00 or whole multiples of $1,000,000.00 in excess thereof.

                    (3) Any Eurodollar Loan may be continued as such upon the expiration of the Eurodollar Interest Period with respect thereto by the Company giving the Administrative Agent at least three Eurodollar Business Days' prior irrevocable notice of such election as set forth in a Loan Request; provided, however, that no Eurodollar Loan may be continued as such when any Event of Default or Potential Default has occurred and is continuing, but shall be automatically converted to a Federal Funds Rate Loan on the last day of the then current Eurodollar Interest Period applicable thereto, and the Administrative Agent shall notify the applicable Lenders and the Company promptly that such automatic conversion will occur. If the Company shall fail to give notice as provided above, the Company shall be deemed to have elected to convert any affected Eurodollar Loan to a Federal Funds Rate Loan on the last day of the applicable Eurodollar Interest Period.

               6(b) Inability to Determine Rate.  In the event that the
                    ---------------------------
Administrative Agent shall have reasonably determined (which determination shall be conclusive and binding upon the Company) that by reason of circumstances affecting the interbank market adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for any Eurodollar Interest

Period, the Administrative Agent shall forthwith give telex notice of such determination, confirmed in writing, to each affected Lender and to the Company. If such notice is given: (1) no Loan may be funded as a Eurodollar Loan, (2) any Federal Funds Rate Loan that was to have been converted to a Eurodollar Loan shall, subject to the provisions hereof, be continued as a Federal Funds Rate Loan and (3) any outstanding Eurodollar Loan shall be converted, on the last day of the then current Eurodollar Interest Period applicable thereto, to a Federal Funds Rate Loan. Until such notice has been withdrawn by the Administrative Agent, the Company shall not have the right to convert a Federal Funds Rate Loan to a Eurodollar Loan or to fund any Loan as a Eurodollar Loan or to continue a Eurodollar Loan. The Administrative Agent shall withdraw such notice in the event that the circumstances giving rise thereto no longer pertain and that adequate and reasonable means exist for ascertaining the Eurodollar Rate for the Eurodollar Interest Period requested by the Company, and following withdrawal of such notice by the Administrative Agent, the Company shall have the right to have any Tranche A Loan funded as a Eurodollar Loan or convert a Federal Funds Rate Loan to a Eurodollar Loan or to continue a Eurodollar Loan in accordance with the terms and conditions of this Agreement.

               6(c) Illegality.  Notwithstanding any other provisions herein, if
                    ----------
any law, regulation, treaty or directive or any change therein or in the interpretation or application thereof, shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement: (1) the commitment of such Lender hereunder to make or to continue Eurodollar Loans or to convert Federal Funds Rate Loans to Eurodollar Loans shall forthwith be cancelled and (2) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Federal Funds Rate Loans at the end of their respective Eurodollar Interest Periods or within such earlier period as required by law. In the event of a conversion of any such Loan prior to the end of its applicable Eurodollar Interest Period, the Company hereby agrees promptly to pay any Lender affected thereby, upon demand, the amounts required pursuant to Paragraph 6(e) below, it being agreed and understood that such conversion shall constitute a prepayment for all purposes hereof. The provisions hereof shall survive the termination of this Agreement and payment of all other Obligations.

               6(d) Funding.  Each Lender shall be entitled to fund all or any
                    -------
portion of its share of Loans in any manner it may determine in its sole discretion, including, without limitation, in the Grand Cayman inter-bank market, the London inter-bank market and within the United States, but all calculations and transactions hereunder shall be conducted as though all Lenders actually fund all Eurodollar Loans through the purchase of offshore dollar deposits in the amount of the relevant Eurodollar Loan in maturities corresponding to the applicable Eurodollar Interest Period.

               6(e) Funding Indemnification.  In addition to all other payment
                    -----------------------
obligations hereunder, in the event: (1) any Eurodollar Loan is prepaid prior to the last day of the applicable Eurodollar Interest Period, whether following a voluntary prepayment, mandatory prepayment (including but not limited to application of proceeds from the sale of Collateral or in connection with a reallocation of Tranche B Allocations pursuant to Paragraph 2(e) above or in connection with an increase in availability under Paragraph 15(k) below), or otherwise, or (2) the Company shall fail to borrow a Eurodollar Loan or shall fail to continue or to make a conversion to a Eurodollar Loan after the Company has given notice thereof as required hereunder, then the Company shall immediately pay to each Lender holding the Loans prepaid or not borrowed, continued or converted, through the Administrative Agent, (x) a processing fee in the amount of $150.00 and (y) an additional premium sum compensating such Lender for losses, costs and expenses incurred by such Lender in connection with such prepayment or such failure to borrow, continue or convert a Loan, including, without limitation, such as may arise out of re-employment of funds obtained by such Lender and from fees payable to terminate the deposits from which such funds were obtained, such losses, actual costs and expenses and the method of calculation thereof being set forth in reasonable detail in a statement delivered to the Company by such Lender. Under no circumstances shall any Lender have any obligation to remit monies to the Company upon prepayment of any Eurodollar Loan, even under circumstances which do not result in the necessity for the payment by the Company of any amount hereunder. The provisions hereof shall survive termination of this Agreement and payment of all other Obligations.

          7.   Miscellaneous Lending Provisions.
               --------------------------------

               7(a) Use of Proceeds.  The proceeds of all Loans shall be
                    ---------------
utilized by the Company solely for the purposes of: (1) originating and/or acquiring Mortgage Loans; (2) repaying Tranche C Loans; and (3) refinancing Eligible Mortgage Loans inventory originated by the Company using its own funds.

               7(b) Request For Loans; Making of Loans.
                    ----------------------------------

                    (1) If the Company desires to borrow hereunder the Company shall: (i) in the case of a Tranche A Loan that is to be funded as a Federal Funds Rate Loan or a Tranche D Loan, deliver a Loan Request to the Administrative Agent no later than 9:00 a.m. (Los Angeles time) on the proposed funding date, which Loan Request shall be forwarded promptly by the Administrative Agent to the Tranche A Lenders and/or Tranche D Lenders, as applicable, (ii) in the case of a Tranche A Loan which is to be funded as a Eurodollar Loan, deliver a Loan Request to the Administrative Agent no later than 9:00 a.m. (Los Angeles time) not less than three Eurodollar Business Days prior to the proposed funding date, which Loan Request shall be forwarded promptly by the Administrative Agent to the Tranche A Lenders,
     (iii) in the case of a Tranche B Loan, deliver a Loan Request to the Administrative Agent no later than 10:00 a.m. (Los Angeles time) on the related Tranche B Borrowing Date, which Loan Request shall be forwarded promptly by the Administrative Agent to the Tranche B Lenders, (iv) in the case of a Tranche E Loan, deliver a Loan Request to the Administrative Agent no later than 12:00 noon (Los Angeles time) on the proposed funding date, which Loan Request shall be forwarded promptly by the Administrative Agent to the applicable Lender, and (v) in the case of a Tranche C Loan, deliver a Loan Request to the Administrative Agent no later than 1:30 p.m. (Los Angeles time) on the proposed funding date, which Loan Request shall be forwarded promptly by the Administrative Agent to the Tranche C Lender. All Loan Requests to be forwarded by the Administrative Agent to the Lenders shall be forwarded by facsimile transmission. With respect to any Loan Request, the

     Company shall specify the principal amounts of the Loans requested, subject to the provisions of Paragraphs 1(a), 2(a), 3(a), 4(a) and 5(a) above, and in the case of any Eurodollar Loans, the respective Eurodollar Interest Periods applicable thereto, and with respect to any Tranche E Loan, the Lender which has agreed to fund such Tranche E Loan. The applicable Lenders shall make available their respective percentage shares, as applicable, of the proposed Loans by crediting the amount thereof, in immediately available same day funds, to the Pre-Disbursement Account (x) in the case of Loans other than Tranche C Loans and Tranche E Loans, no later than 12:30 p.m. (Los Angeles time) on the funding date and (y) in the case of Tranche C Loans or Tranche E Loans, no later than 2:00 p.m. (Los Angeles time) on the funding date, such funds to be held pending disbursement as provided in subparagraph (5) below.

                    (2) With respect to the conversion or continuation of any Eurodollar Loan as provided in Paragraph 6(a) above, the Company shall deliver a Loan Request to the Administrative Agent no later than 9:00 a.m. (Los Angeles time) on the day occurring at least three Eurodollar Business Days prior to the date of the conversion or continuation requested therein, and the Administrative Agent shall promptly notify the appropriate Lenders of the contents of such Loan Request.

                    (3) In addition to the provisions of subparagraph (1) above regarding the delivery of Loan Requests, (i) in the case of a Loan that is to be utilized to fund an Eligible Mortgage Loan includable in the Borrowing Base pursuant to a Collateral Confirmation Agreement, the Company shall deliver the Collateral Confirmation Agreement related to such Eligible Mortgage Loan to the Collateral Agent no later than 8:00 a.m. (Los Angeles time) on the proposed funding date, and (ii) in the case of a Tranche C Loan that is to be utilized to fund an Eligible Mortgage Loan includable in the Borrowing Base pursuant to a Collateral Confirmation Agreement, the Company shall deliver the Collateral Confirmation Agreement related to such Eligible Mortgage Loan to the Collateral Agent no later than 1:00 p.m. (Los Angeles time) on the proposed funding date; provided, however, that no Loan requested to fund a Mortgage Loan includable in the Borrowing Base pursuant to a Collateral Confirmation Agreement shall be made prior to receipt of the applicable Collateral Confirmation Agreement.

                    (4) The failure of any Lender to make the Loan (or portion thereof) to be made by it as part of any borrowing shall not relieve any other Lender of its obligation hereunder to advance its applicable portion of the principal amount thereof, but no Lender shall be responsible for the failure of any other Lender to make any such Loan.

                    (5) Subject to the conditions set forth in Paragraph 7(b)(1) above and Paragraphs 7(o) and 9(b) below, the Administrative Agent shall disburse amounts held in the Pre-Disbursement Account to the Funding Account no later than 1:00 p.m. (Los Angeles time) in the case of a Tranche A Loan, a Tranche B Loan or a Tranche D Loan and no later than 3:00 p.m. (Los Angeles time) in the case of a Tranche

     C Loan or a Tranche E Loan. Disbursements out of the Funding Account and/or such other account chosen by the Company shall be controlled by the Company, unless the Administrative Agent shall elect at any time and in its sole discretion to control disbursements out of such accounts and shall notify the Company of such election. The Company shall fully cooperate with the Administrative Agent to effectuate such change of control. Amounts held in the Pre-Disbursement Account which cannot be disbursed to the Company because the conditions set forth in Paragraph 9(b) below are not met shall constitute cash collateral for the Obligations and shall be transferred to the Settlement Account prior to the opening of business of the Administrative Agent on the Business Day following the date deposited in the Pre-Disbursement Account and disbursed to the Company only at such time as such conditions are met. Such amounts shall constitute "Loans" to the Company for all purposes of the Loan Documents and shall be payable, with interest from the date first deposited in the Pre-Disbursement Account to the same extent as if such amounts had been fully disbursed.

                    (6) Concurrently with submitting any Loan Request to the Administrative Agent hereunder, the Company shall provide information to the Administrative Agent and the Collateral Agent as to Funding Checks outstanding as of the time of submission of such Loan Request.

               7(c) Notes.  The obligation of the Company to repay the Loans
                    -----
shall be evidenced by promissory notes, which promissory notes shall be issued in substitution and replacement of the "Notes" issued under the Existing Credit Agreement, payable to the order of each Lender, as applicable, in the forms of those attached hereto as Exhibit A-1 (the "Tranche A Notes"), Exhibit A-2 (the
                         -----------                          -----------
"Tranche B Notes"), Exhibit A-3 (the "Tranche C Note"), Exhibit A-4 (the
                    -----------                         -----------
"Tranche D Notes") and Exhibit A-5 (the "Tranche E Notes").  The Administrative
                              ----
Agent shall deliver a monthly statement of account to the Company setting forth the unpaid principal balance of Loans outstanding hereunder, and each Lender's interest therein, which statement shall (absent clerical error) be deemed conclusively correct and accepted by the Company unless the Company notifies the Administrative Agent to the contrary within fifteen (15) Business Days following delivery of such statement. Each Lender is hereby authorized to record the date and amount of each advance, conversion and continuation and the date and amount of each such payment or prepayment of principal of each Loan made by such Lender, the applicable Eurodollar Interest Period, if any, and the interest rate with respect thereto, on the schedules annexed to and constituting a part of its respective Note or Notes (or by any analogous method any Lender may elect consistent with its customary practices), and any such recordation shall constitute conclusive evidence of the accuracy of the information so recorded absent manifest error. The failure of any Lender to make any such notation shall not affect in any manner or to any extent the Company's obligation to pay and perform the Obligations.

               7(d) Interest and Fee Billing and Payment.  The Administrative
                    ------------------------------------
Agent shall, on or before the fifth Business Day of each month for Tranche A Loans funded as Federal Funds Rate Loans, Tranche D Loans and fees, and three Business Days prior to the last day of the applicable Eurodollar Interest Period for Tranche A Loans funded as Eurodollar Loans, deliver to the Company an interest and fee billing for the immediately preceding month or then-ending Eurodollar Interest Period, as the case may be, which billing shall set forth interest accrued and payable on Loans and fees payable hereunder for such period to be collected by the Administrative Agent, and the Company shall pay the full amount of such interest and fee billing no later than (y) five Business Days after receipt thereof in the case of Tranche A Loans funded as Federal Funds Rate Loans, Tranche D Loans and fees, and (z) on the last day of the applicable Eurodollar Interest Period for Tranche A Loans funded as Eurodollar Loans. Prior to the occurrence of the Maturity Date, interest accruing on Tranche B Loans, Tranche C Loans and Tranche E Loans shall be payable in accordance with such billing and interest procedures as the Company and each Tranche B Lender, the Tranche C Lender and each Tranche E Lender, respectively, shall agree. Following the occurrence of the Maturity Date, interest accruing on all Loans shall be billed by the Administrative Agent based, to the extent deemed necessary in the case of Tranche B Loans, Tranche C Loans and Tranche E Loans and without independent verification of the accuracy thereof, on information provided to the Administrative Agent by the respective Lenders holding such Loans. Whether or not any such interest or fee billing is delivered to the Company, the Administrative Agent is hereby authorized to, and shall unless the Company is otherwise notified in advance of a different method and/or time of payment, debit the Operating Account in the amount of such interest and fees billed by the Administrative Agent hereunder. In any event and both prior to and following the Maturity Date, any deficiency fees payable by the Company to a Tranche B Lender in respect of Tranche B Loans or to the Tranche C Lender in respect of Tranche C Loans shall be paid directly to such Tranche B Lender or the Tranche C Lender, respectively, pursuant to the terms of the applicable Buy-Down Letter.

               7(e) Repayment of Principal.  Subject to the prepayment
                    ----------------------
requirements of Paragraphs 7(f) and 7(p) below, and the required application of proceeds from the sale or other disposition of Collateral as provided in the Security Agreement, the Company shall pay the principal amount of each Eurodollar Loan (unless continued or converted pursuant to Paragraph 6(a) above) on the last day of the applicable Eurodollar Interest Period relating thereto, shall pay the principal amount of each Tranche B Loan on the last day of the applicable Tranche B Interest Period, shall pay the principal amount of each Tranche E Loan on the last day of the applicable Tranche E Interest Period relating thereto, and shall pay the principal amount of all other Loans on the Maturity Date; provided, however, the Company shall pay the principal amount of any Loan no earlier than one (1) Business Day after the advance thereof.

               7(f) Borrowing Base Conformity.
                    -------------------------

                    (1) In support of its obligation to repay Loans, the Company shall cause the Collateral Value of the Borrowing Base and, if so required by the Majority Lenders in writing from time to time in their sole and absolute discretion, the Fair Market Value of the Borrowing Base, to be not less than, at any date, the aggregate principal amount of outstanding Loans and Funding Checks outstanding.

                    (2) In support of its obligation to repay Tranche D Loans, the Company shall cause the Collateral Value of the Borrowing Base consisting of Eligible Shipped Mortgage Loans and Eligible Gestation Mortgage Loans to be not less than, at any date, the aggregate principal amount of all outstanding Tranche D Loans.

                    (3) The Company shall immediately prepay the applicable Loans to the Administrative Agent on behalf of the Lenders, upon telephonic demand by the Administrative Agent, on any day in the amount by which (i) the aggregate principal amount of outstanding Loans and Funding Checks exceeds the limitation of subparagraph (1) above and (ii) the aggregate principal amount of outstanding Tranche D Loans exceeds the limitation of subparagraph (2) above.

                    (4) If, but only if, at such time as the Company shall be required to prepay Loans under this Paragraph 7(f) there shall not have occurred and be continuing an Event of Default or Potential Default, in lieu of prepaying the Loans as required above, the Company may deliver to the Collateral Agent for the benefit of the Lenders additional Eligible Mortgage Loans (and as applicable, additional Eligible Shipped Mortgage Loans and Eligible Gestation Mortgage Loans for the benefit of the Tranche D Lenders), such that the Collateral Value of the Borrowing Base or the Fair Market Value of the Borrowing Base, as applicable, after giving effect to the inclusion of such Eligible Mortgage Loans in the Borrowing Base (and as applicable, the Collateral Value of the Borrowing Base consisting of Eligible Shipped Mortgage Loans and Eligible Gestation Mortgage Loans, after giving effect to the inclusion of such Eligible Shipped Mortgage Loans and Eligible Gestation Mortgage Loans in the Borrowing Base), shall be in compliance with the requirements of subparagraphs (1) and (2) above.

               7(g) Nature and Place of Payments. All payments made on account
                    ----------------------------
of the Obligations (other than amounts required to be paid to Tranche B Lenders pursuant to Paragraph 2(d) above and their respective Buy-Down Letters with the Company or amounts required to be paid to the Tranche C Lender pursuant to Paragraph 3(e) above and its Buy-Down Letter with the Company) shall be made to the Administrative Agent for prompt distribution to the Lenders. All payments made on account of the Obligations shall be made without setoff or counterclaim in lawful money of the United States of America in immediately available same day funds, free and clear of and without deduction for any taxes, fees or other charges of any nature whatsoever imposed by any taxing authority and must be received by the Administrative Agent by 10:00 a.m. (Los Angeles time) on the date of payment, it being expressly agreed and understood that if a payment is received after 10:00 a.m. (Los Angeles time) by the Administrative Agent, such payment will be considered to have been made on the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension; provided, however, that upon the request of the Company, and with the consent of the Tranche C Lender, the Administrative Agent shall apply payments made after 10:00 a.m. (Los Angeles time) and before 1:30 p.m. (Los Angeles time) to the repayment of Tranche C Loans outstanding without such payment being considered to have been made on the next succeeding Business Day. All payments on account of the Obligations shall be made to the Administrative Agent through its office located at One First National Plaza, Chicago, Illinois 60670. If any payment required to be made by the Company hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension.

               7(h) Post-Maturity Interest. Any Obligations not paid when due
                    ----------------------
(whether at stated maturity, upon acceleration or otherwise) shall bear interest from the date due until paid in full at a per annum rate equal to three percent (3%) above the Corporate Base Rate.

               7(i) Computations. All computations of interest and fees payable
                    ------------
hereunder shall be based upon a year of 360 days for the actual number of days elapsed.

               7(j) Prepayments.
                    -----------

                    (1) The Company may prepay Loans hereunder (other than Eurodollar Loans) in whole or in part at any time; provided, however, that any such voluntary prepayment shall be in the amount of $100,000.00 or an integral multiple of $100,000.00 in excess thereof.

                    (2) Loans hereunder are subject to mandatory prepayment pursuant to Paragraphs 7(f) above and 7(p) below, and in addition, by application of proceeds of the sale or other disposition of Collateral as provided in the Security Agreement.

                    (3) The Company shall prepay Loans hereunder in an amount equal to any and all payments received by the Company from Obligors on account of any Eligible HELOC Assets included in the Borrowing Base within one (1) Business Day of receipt of such amounts by the Company. Concurrently with such prepayment, the Company shall provide written notice to the Collateral Agent of such prepayment identifying the dollar amount thereof and the Eligible HELOC Asset to which such prepayment related, and the Collateral Agent shall thereafter recalculate the Unit Collateral Value of such Eligible HELOC Asset for purposes of all subsequent Collateral Value Determinations made by the Collateral Agent.

                    (4) The Company shall pay in connection with any prepayment hereunder all interest accrued but unpaid on Loans to which such prepayment is applied pursuant to Paragraph 7(k) below concurrently with payment to the Administrative Agent of any principal amounts and, in addition, any amounts payable on account thereof pursuant to Paragraph 6(e) above.

               7(k) Distribution of Amounts Held In Settlement Account; Post-
                    ---------------------------------------------------------
Default Distributions.
---------------------

                    (1) Prior to the occurrence of an Event of Default and acceleration of the Obligations, upon request by the Company, the Administrative Agent shall release any cash held in the Settlement Account at such time (the "Available Cash Proceeds") to the Company as long as the Borrowing Base requirements pursuant to Paragraphs 7(f)(1) and 7(f)(2) are met. In addition, upon delivery of a Loan Request to the Administrative Agent, the Company may request that the Administrative Agent determine the Available Cash Proceeds and that the Administrative Agent:

                        (i) Transfer from the Settlement Account to the Funding Account Available Cash Proceeds in an amount equal to the lesser of:
          a. the aggregate dollar amount of Loans requested pursuant to such Loan Request (the "Requested Loans") and b. the aggregate dollar amount of such Available Cash Proceeds; and

                        (ii) Reduce the aggregate dollar amount of Requested Loans by an amount equal to the amount transferred pursuant to subparagraph (i) above (with such reduction being against such Requested Loans as the Company may indicate in such Loan Request).

     If but only if the Administrative Agent determines that upon such transfer pursuant to subparagraph (i) above and following the funding of the Requested Loans, as reduced pursuant to subparagraph (ii) above, the aggregate dollar amount of outstanding Loans and Funding Checks outstanding will not exceed the Collateral Value of the Borrowing Base, and, in the case of Tranche D Loans, that the aggregate dollar amount of outstanding Tranche D Loans will not exceed the Collateral Value of the Borrowing Base consisting of Eligible Shipped Mortgage Loans and Eligible Gestation Mortgage Loans, the Administrative Agent will effect such transfer and notify each Lender pursuant to Paragraph 7(b) above of the Loans, if any, to be funded by such Lender pursuant to such Loan Request.

                    (2) Prior to the occurrence of an Event of Default and acceleration of the Obligations, the Company may direct the Administrative Agent in writing to distribute amounts held in the Settlement Account or any portion thereof to the Lenders on account of the Loans in such order as the Company may elect (subject only to the requirements that: (i) any payment on account of Tranche A Loans, Tranche B Loans and/or Tranche D Loans be allocated pro rata among the Tranche A Lenders, the Tranche B Lenders and/or the Tranche D Lenders, as applicable, in accordance with their Tranche A Percentage Shares, Tranche B Percentage Shares and/or Tranche D Percentage Shares, as applicable, and (ii) no payment be made on account of a Tranche C Loan on the date funded. Any direction for a distribution to the Tranche A Lenders, the Tranche B Lenders, the Tranche D Lenders and/or any Lender which advanced Tranche E Loans must be received by the Administrative Agent by 10:00 a.m. (Los Angeles time) on the proposed distribution date, and any direction for a distribution to the Tranche C Lender must be received by the Administrative Agent by 2:45 p.m. (Los Angeles time) on the proposed distribution date.

                    (3) Following the occurrence of an Event of Default and acceleration of the Obligations:

                        (i) All amounts received by the Administrative Agent on account of the Obligations other than the Tranche D Obligations, including funds deposited from time to time in the Settlement Account and proceeds of the sale or other disposition of all Collateral except Collateral in the Borrowing Base relating to Eligible Shipped Mortgage Loans and Eligible Gestation Mortgage Loans used to support Tranche D Loans and except the Pledged Collateral, shall be allocated by the Administrative Agent as follows:

                             a. First, to the payment of expenses incurred by the Administrative Agent and Collateral Agent in the performance of their duties and enforcement of their rights under the Loan Documents in respect of the Obligations other than the Tranche D Obligations, including, without limitation, all costs and expenses of collection, reasonable attorneys' fees, court costs and foreclosure expenses;

                             b. Then, to the Lenders, pro rata in accordance with their respective Outstanding Percentage Shares, until the Obligations are paid in full; and

                             c.  Then, to such Persons as may be legally
               entitled thereto.

                        (ii) All amounts received by the Administrative Agent on account of the Tranche D Obligations, including the proceeds of the sale or other disposition of all Collateral in the Borrowing Base relating to Eligible Shipped Mortgage Loans and Eligible Gestation Mortgage Loans used to support Tranche D Loans but excepting the Pledged Collateral, shall be allocated by the Administrative Agent as follows:

                             a. First, to the payment of expenses incurred by the Administrative Agent and Collateral Agent in the performance of their duties and enforcement of their rights under the Loan Documents in respect of the Tranche D Obligations, including, without limitation, all costs and expenses of collection, attorneys' fees, court costs and foreclosure expenses;

                             b. Then, to the Tranche D Lenders, pro rata in accordance with their respective Tranche D Percentage Shares, until the Tranche D Obligations are paid in full;

                             c. Then, to the Lenders, pro rata in accordance with their respective Outstanding Percentage Shares, until the Obligations are paid in full; and

                             d.  Then, to such Persons as may be legally
               entitled thereto.

                       (iii) All amounts received by the Administrative Agent upon the sale or other disposition of the Pledged Collateral shall be allocated by the Administrative Agent as follows:

                             a. First, to the payment of expenses incurred by the Administrative Agent and the Collateral Agent in the performance of their duties and enforcement of their rights under the Pledge Agreement and the other Stock Pledge Documents;

                             b. Then, to the Lenders and the "Lenders" under (and as the term "Lenders" is defined in) the Servicing Secured Credit Agreement, pro rata in accordance with their respective Combined Percentage Shares, until the Secured Obligations are paid in full; and

                             c.  Then, to such Persons as may be legally
               entitled thereto.

               7(l) Fees.  The Company shall pay the following fees:
                    ----

                    (1) To the Administrative Agent for the account of each Lender, quarterly in advance, a non-refundable commitment fee equal to the product of (i) one fifth of one percent (0.20%) per annum times (ii) such Lender's Maximum Commitment on the Effective Date and on the first Business Day of each calendar quarter thereafter, said fee to be payable on the Effective Date for the period from such date to but not including October 1, 1997 and on the first Business Day of each January, April, July and October thereafter for the applicable calendar quarter (or portion thereof).

                    (2) To the Administrative Agent for the account of each Lender which provides its written consent to an amendment, waiver or other modification of the Loan Documents on or before the date such amendment, waiver or other modification becomes effective as a result of the written approval thereof by the requisite number of Lenders required by the Loan Documents, a processing fee of $1,500.00, said fee to be payable promptly following such effective date; provided, however, that such fee shall not apply to the first two such amendments, waivers or other modifications hereunder during any continuous one year period (calculated from the date of this Agreement).

                    (3) To the Administrative Agent and the Collateral Agent, such fees in such amounts and payable at such times as the Company and the Administrative Agent and the Company and the Collateral Agent, as applicable, may from time to time agree in writing.

               7(m) Requirements of Law; Increased Costs.  In the event that any
                    ------------------------------------
applicable law, order, regulation, treaty or directive issued by any central bank or other Governmental Authority, or in the governmental or judicial interpretation or application thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) issued subsequent to the date hereof by any central bank or other Governmental Authority:

                    (1) Does or shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement or any Loans made hereunder, or change the basis of taxation of payments to such Lender of principal, fee, interest or any other amount payable hereunder (except for change in the rate of tax on the overall net income of such Lender imposed by the jurisdiction in which such Lender maintains its principal office);

                    (2) Does or shall impose, modify or hold applicable any reserve, capital requirement, special deposit, compulsory loan or similar requirements against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender which are not otherwise included in the determination of the Applicable Eurodollar Rate, the Federal Funds Funding Rate, the Buy-Down Rate, the Overnight Transaction Loan Rate or the Tranche E Loan Rate; or

                    (3) Does or shall impose on such Lender any other condition; and the result of any of the foregoing is to increase the cost to such Lender of making, renewing or maintaining any Loan or to reduce any amount receivable in respect thereof or to reduce the rate of return on the capital of such Lender or any Person controlling such Lender, then, in any such case, the Company shall promptly pay to the Administrative Agent for remittance to such Lender, upon its written demand made through the Administrative Agent, any additional amounts necessary to compensate such Lender for such additional cost or reduced amounts receivable or rate of return as reasonably determined by such Lender with respect to this Agreement or Loans made hereunder. If a Lender becomes entitled to claim any additional amounts pursuant to this Paragraph 7(m), it shall promptly notify the Company through the Administrative Agent of the event by reason of which it has become so entitled. In conjunction with such notification, such Lender shall provide the Company with a certificate specifying any additional amounts payable pursuant to the foregoing sentence, which certificate shall set forth the calculation of such amounts in sufficient detail and according to reasonable and customary computation methods. The provisions hereof shall survive the termination of this Agreement and payment of all other Obligations.

               7(n) Reduction in Aggregate Credit Limit.  The Company may from
                    -----------------------------------
time to time, effective as of any Eurodollar Business Day, permanently reduce, in whole or in part, the Aggregate Credit Limit on a pro rata basis among the Lenders, in an amount not less than $5,000,000.00 (and integral multiples of $1,000,000.00 in excess thereof) upon not less than four Business Days prior written notice to the Administrative Agent, the Collateral Agent and the Lenders; provided, however, that on or before the effective date of any such reduction the Company will pay to the Administrative Agent for distribution to the applicable Lenders that dollar amount of Loans outstanding which, after giving effect to such permanent reduction, will exceed the Aggregate Credit Limit (and related Tranche A Credit Limit, Tranche B Aggregate Credit Allocation, Tranche C Credit Limit and/or Tranche D Credit Limit, as applicable).

               7(o) Assumption of Funding.  The Administrative Agent may (but
                    ---------------------
shall not be obligated to) assume that each Lender has made its Tranche A Percentage Share, Tranche B Percentage Share or Tranche D Percentage Share, as applicable, of Tranche A Loans, Tranche B Loans or Tranche D Loans available on the funding date therefor and may, in reliance on such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Lender shall not have made such amount available, such Lender and the Company jointly and severally agree to repay to the Administrative Agent forthwith on demand such amount together with interest thereon for each date from the date such amount is funded by the Administrative Agent until the date such amount is repaid to the Administrative Agent at the Federal Funds Funding Rate. If such Lender shall repay to the Administrative Agent such amount, such amount shall constitute such Lender's Tranche A Percentage Share, Tranche B Percentage Share or Tranche D Percentage Share of such Tranche A Loan, Tranche B Loan or Tranche D Loan, as applicable, for all purposes of the Loan Documents.

               7(p) Mark-to-Market Requirement.  At any time on the Business Day
                    --------------------------
following telephonic request therefor by the Administrative Agent at the request of any Lender from time to time, the Company will provide to each Lender a Borrowing Base Certificate setting forth the Fair Market Value of the Borrowing Base as of the end of the preceding Business Day and the aggregate dollar amount of Loans outstanding on such date. In the event the aggregate dollar amount of Loans outstanding exceeds the Fair Market Value of the Borrowing Base, the Company shall immediately pay to the Administrative Agent for distribution to the Lenders as provided in Paragraph 7(k)(2) above the full amount of such excess.

          8.   Reaffirmation of Security Agreement; Pledge Agreement; Additional
               -----------------------------------------------------------------
Documents.
---------

               8(a) Security Agreement.  As collateral security for the
                    ------------------
Obligations of the Company under (and as the term "Obligations" is defined in) the Existing Credit Agreement, the Company executed and delivered to the Collateral Agent that certain Security and Collateral Agency Agreement dated as of October 24, 1994 (as amended from time to time, the "Existing Security Agreement"). The Company hereby confirms that the first priority, perfected security interest of the Collateral Agent for the benefit of the Lenders participating in the Existing Credit Agreement shall continue in full force and effect with respect to all Obligations hereunder. On or before the Effective Date, the Existing Security Agreement shall be amended and, for convenience of reference, restated in its entirety with a replacement security agreement in the form of that attached hereto as Exhibit B (as amended, extended or replaced from
                                ---------
time to time, the "Security Agreement"), which Security Agreement shall continue the perfection and priority of the security interest of the Collateral Agent for the benefit of the Lenders in the Collateral thereunder.

               8(b) Pledge Agreement.  As additional collateral security for the
                    ----------------
Obligations and the Obligations of the Company under (and as the term "Obligations" is defined in) the Servicing Secured Credit Agreement, the Company shall execute and deliver to the Collateral Agent: (1) a pledge agreement in the form of that attached hereto as Exhibit C (as amended, extended or replaced
                                    ---------
from time to time, the "Pledge Agreement") pursuant to which the Company shall assign, transfer and pledge to the Collateral Agent for the benefit of the Lenders a first priority security interest in and lien upon all now owned and hereafter issued or acquired stock of all now existing and hereafter formed or acquired Subsidiaries of the Company, including, without limitation, all outstanding capital stock of HMSI, (2) stock certificates evidencing all outstanding capital stock of Subsidiaries of the Company existing on the Effective Date and blank stock transfer powers therefor, and (3) such UCC-1 financing statements as the Administrative Agent shall require (collectively, the "Stock Pledge Documents").

               8(c) Further Documents.  The Company agrees to execute and
                    -----------------
deliver or to cause to be executed and delivered to the Administrative Agent on behalf of the Lenders from time to time such confirmatory or supplementary security agreements, financing statements, acknowledgments, consents and notices to third parties and other documents, instruments or agreements as the Administrative Agent on behalf of the Lenders may reasonably request, which are in the Administrative Agent's reasonable judgment necessary or desirable to obtain for the Lenders the benefit of the Loan Documents and the Collateral and the Pledged Collateral.

          9.   Conditions to Making of Loans.
               -----------------------------

               9(a) Effectiveness.  As conditions precedent to the effectiveness
                    -------------
of this Agreement and the other Loan Documents:

                    (1) The Company shall have delivered or shall have had delivered to the Administrative Agent, in form and substance satisfactory to the Lenders and their counsel, each of the following (with sufficient copies for each of the Lenders):

                         (i)    A duly executed copy of this Agreement;

                         (ii)   Duly executed copies of the Notes;

                         (iii)  A duly executed copy of the Security Agreement;

                         (iv) A duly executed copy of the Pledge Agreement and the other Stock Pledge Documents;

                         (v) Duly executed copies of all financing statements and other documents, instruments and agreements, properly executed, deemed necessary or appropriate by the Administrative Agent, in its reasonable discretion, to obtain and maintain in favor of the Collateral Agent for the benefit of the Lenders a perfected security interest in and lien upon the Collateral and the Pledged Collateral;

                         (vi) Such credit applications, financial statements, authorizations and information concerning the Company and its business, operation and condition (financial and otherwise) as any Lender may reasonably request;

                         (vii) Certified copies of resolutions of the Board of Directors of the Company approving the execution and delivery of the Loan Documents, the performance of the Obligations and the consummation of the transactions contemplated thereby;

                         (viii) A certificate of the Secretary or an Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to execute and deliver the Loan Documents;

                         (ix) An opinion of counsel for the Company in form and substance satisfactory to the Administrative Agent and the Lenders;

                         (x) A certificate of an executive officer of the Company in the form of that attached hereto as Exhibit D dated as of
                                                         ---------
          the date of this Agreement;

                         (xi) Evidence satisfactory to the Administrative Agent that each of the Funding Account, the Operating Account and the Settlement Account has been opened;

                         (xii) A schedule of the current Approved Investors, Approved Repo Lenders, Approved Non-Agency Investors, Approved HELOC Investors, Approved High LTV Investors, Acceptable States and Acceptable Manufactured Housing States, duly approved by the Majority Lenders;

                         (xiii) A Borrowing Base Certificate, certified by the chief financial officer, treasurer or controller of the Company, demonstrating that the Company is in compliance with the requirements of Paragraph 7(f) above (and assuming that all "Loans" outstanding under the Existing Credit Agreement are Loans outstanding hereunder) it being agreed and understood that on the Effective Date such "Loans" and all other "Obligations" under (and as defined in) the Existing Credit Agreement shall automatically be deemed to be Loans and Obligations hereunder; and

                         (xiv) The current Commitment Schedule and Allocation Notice.

                    (2) All acts and conditions (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of the Loan Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

                    (3) All documentation, including without limitation, documentation for corporate and legal proceedings in connection with the transactions contemplated by the Loan Documents, shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

                    (4) All fees required to be paid pursuant to Paragraph 7(l) above on or before the Effective Date shall have been paid prior to (or will be paid concurrently with) the making of the initial Loans hereunder.

               9(b) All Loans.  As conditions precedent to each Lender's
                    ---------
obligation to make any Loan hereunder, including the initial Loans and including the conversion of any Loan to another type of Loan or the continuation of any Eurodollar Loan after the end of its Eurodollar Interest Period, at and as of the date of the funding, conversion or continuation thereof:

                    (1) There shall have been delivered to the Administrative Agent a Loan Request therefor;

                    (2) The representations and warranties of the Company contained in the Loan Documents shall be accurate and complete in all respects as if made on and as of the date of such funding, conversion or continuance;

                    (3) There shall not have occurred an Event of Default or Potential Default;

                    (4) If the proceeds of a requested Loan are to be utilized to make a progress or construction payment relating to an Eligible Manufactured Housing Mortgage Loan, there shall have been delivered to the Administrative Agent a certification from the Company representing and warranting that all work associated with the construction and permanent attachment of the related Manufactured Home has been completed on schedule and in compliance with all specifications, and that such work has met all necessary inspection standards to allow a certificate of occupancy to be issued for such Manufactured Home upon completion; and

                    (5) Following the funding of the requested Loan: (i) the aggregate principal amount of Primary Loans outstanding advanced by any Lender will not exceed its respective Maximum Commitment, (ii) the aggregate principal amount of Loans outstanding advanced by all Lenders will not exceed the Aggregate Credit Limit, and (iii) the aggregate principal amount of Loans outstanding will not exceed the applicable limitations of Paragraphs 1(a), 2(a), 3(a), 4(a) and 5(a) above.

By delivering a Loan Request to the Administrative Agent hereunder, the Company shall be deemed to have represented and warranted the accuracy and completeness of the statements set forth in subparagraphs (b)(2) through (b)(5) above.

          10.  Representations and Warranties of the Company.
               ---------------------------------------------

          As an inducement to the Agents and each Lender to enter into this Agreement and to make Loans as provided herein, the Company represents and warrants to the Agents and each Lender that:

               10(a) Financial Condition.  The financial statements, dated the
                     -------------------
Statement Date and the Interim Date, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly in accordance with GAAP, the financial condition of the Company and its consolidated Subsidiaries, at such dates and the consolidated results of their operations and changes in financial position for the fiscal periods then ended.

               10(b) No Change. Since each of the Statement Date and the Interim
                     ---------
Date, there has been no material adverse change in the business, operations, assets or financial or other condition of the Company or the Company and its consolidated Subsidiaries taken as a whole.

               10(c) Corporate Existence; Compliance with Law.  The Company and
                     ----------------------------------------
each of its Subsidiaries: (1) is duly organized, validly existing and in good standing as a corporation under the laws of the State of California and is qualified to do business in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Company or its property and/or business or on the ability of the Company to pay or perform the Obligations, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do, and (3) is in compliance with all Requirements of Law and Contractual Obligations, the failure to comply with which could have a material adverse effect on the business, operations, assets or financial or other condition of the Company or the Company and its consolidated Subsidiaries taken as a whole or on the Collateral or the Fair Market Value thereof.

               10(d) Corporate Power; Authorization; Enforceable Obligations.
                     -------------------------------------------------------
The Company has the corporate power and authority and the legal right to execute, deliver and perform the Loan Documents and borrow thereunder, and has taken all necessary corporate action to authorize the execution, delivery and performance of the Loan Documents and borrowing thereunder. The Loan Documents have been duly executed and delivered on behalf of the Company and constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

               10(e) No Legal Bar.  The execution, delivery and performance of
                     ------------
the Loan Documents, the borrowing thereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of the Company or any of its Subsidiaries or create or result in the creation of any Lien (except the Liens created by the Security Agreement and the Pledge Agreement) on any assets of the Company or any of its Subsidiaries.

               10(f) No Material Litigation.  Except as disclosed on Exhibit E
                     ----------------------                          ---------
attached hereto, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority or any other Person is pending or, to the knowledge of the Company, threatened by or against the Company or any of its Subsidiaries or against any of such Persons' properties or revenues which (1) is likely to be adversely determined and which, if adversely determined, is likely to have a material adverse effect on the business, operations, property or financial or other condition of the Company or any of its Subsidiaries or (2) questions the validity or enforceability of any of the Loan Documents.

               10(g) Taxes.  The Company and each of its Subsidiaries have filed
                     -----
or caused to be filed all tax returns that are required to be filed and have paid all taxes shown to be due and payable on said returns or on any assessments made against them or any of their property other than taxes which are being contested in good faith by appropriate proceedings and as to which the Company or applicable Subsidiary has established adequate reserves in conformity with GAAP.

               10(h) Investment Company Act.  The Company is not an "investment
                     ----------------------
company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               10(i) Subsidiaries.  Attached hereto as Exhibit F is an accurate
                     ------------                      ---------
and complete list of all presently existing Subsidiaries of the Company, their respective jurisdictions of incorporation and the percentage of their capital stock owned by the Company or other Subsidiaries of the Company. All of the issued and outstanding shares of capital stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

               10(j) Federal Reserve Board Regulations.  Neither the Company nor
                     ---------------------------------
any of its Subsidiaries is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan made hereunder will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System.

               10(k) ERISA.  The Company and each of its ERISA Affiliates are in
                     -----
compliance in all respects with the requirements of ERISA and no Reportable Event has occurred under any Plan maintained by the Company or any of its ERISA Affiliates which is likely to result in the termination of such Plan for purposes of Title IV of ERISA.

               10(l) Assets.  The Company and each of its Subsidiaries has good
                     ------
and marketable title to all property and assets reflected in the financial statements referred to in

Paragraph 10(a) above, including without limitation, the Collateral, except property and assets sold or otherwise disposed of in the ordinary course of business subsequent to the respective dates thereof. Neither the Company nor any of its Subsidiaries has outstanding Liens on any of its properties or assets, including, without limitation, the Collateral and the Pledged Collateral, nor are there any security agreements to which the Company or any of its Subsidiaries is a party, or title retention agreements, whether in the form of leases or otherwise, of any personal property except as reflected in the financial statements referred to in Paragraph 10(a) above or as permitted under Paragraph 12(a) below.

               10(m) Securities Acts.  The Company has not issued any
                     ---------------
unregistered securities in violation of the registration requirements of Section 5 of the Securities Act of 1933, as amended, or any other law, and is not violating any rule, regulation or requirement under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. The Company is not required to qualify an indenture under the Trust Indenture Act of 1939, as amended, in connection with its execution and delivery of the Notes.

               10(n) Consents, etc. No consent, approval or authorization of, or
                     -------------
registration, declaration or filing with, any Governmental Authority or any other Person is required on the part of the Company in connection with the execution and delivery of the Loan Documents (other than filings to perfect the Liens granted pursuant to the Security Agreement) or the performance of or compliance with the terms, provisions and conditions hereof or thereof or any borrowing hereunder or to assure the validity and enforceability of any of the Loan Documents.

               10(o) Hedging Program. The Company's Hedging Program represents a
                     ---------------
reasonable means for the Company to hedge certain interest rate risks associated with the mortgage banking business, and is a customary and standard Hedging Program comparable to that of other mortgage banking companies. The Company shall not alter or modify its Hedging Program without the consent of the Majority Lenders; provided, however, that consent shall be deemed given to any new Hedging Program proposed in writing by the Company to the Lenders if the Company is not notified of the objection to such new Hedging Program by Lenders holding at least 33.3333% of the Aggregate Percentage Shares within five (5) Business Days of receipt of notice thereof from the Company.

          11.  Affirmative Covenants.  The Company hereby covenants and agrees
               ---------------------
with the Administrative Agent and each Lender that, as long as any Obligations remain unpaid or any Lender has any obligation to make Loans hereunder, the Company shall:

               11(a) Financial Statements.  Furnish or cause to be furnished to
                     --------------------
the Administrative Agent and each Lender directly:

                     (1) Within ninety-one (91) days after the last day of each fiscal year of the Company, consolidated and consolidating statements of income and cash flows for such year and balance sheets as of the end of such year of the Company and its Subsidiaries presented fairly in accordance with GAAP and accompanied by an unqualified report of a firm of independent certified public accountants acceptable to the

     Administrative Agent and including therewith a copy of any management letter from such certified public accountants; and

                 (2) Within thirty (30) days after the last day of each calendar month, consolidated and consolidating statements of income and cash flows for such month and balance sheets as of the end of such month of the Company and its Subsidiaries, accompanied in each case by a certificate of the chief financial officer, treasurer or controller of the Company in the form of that attached hereto as Exhibit G, stating that such financial
                                     ---------
     statements are prepared fairly in accordance with GAAP and demonstrating in detail satisfactory to the Administrative Agent the Company's compliance with the financial covenants set forth in Paragraphs 12(f), 12(j), 12(k), 12(l), 12(m) and 12(n) below as of and at the end of such month, and indicating whether the Company has been audited by any of FNMA or FHLMC.

          11(b)  Certificates; Reports; Other Information.  Furnish or cause
                 ----------------------------------------
to be furnished to the Collateral Agent, the Administrative Agent and each of the Lenders directly:

                 (1) (i) No later than thirty (30) days after the last day of each calendar month (setting forth information as of the last day of the immediately preceding month), and at such other times as the Administrative Agent or Majority Lenders may reasonably request, a. a Borrowing Base
                                                       --
     Certificate (which shall be in addition to the Borrowing Base Certificates delivered pursuant to Paragraph 7(p) above), and b. a pipeline report,
                                                      --
     commitment position report, servicing delinquency report and production report;

                 (ii) No later than 10:00 a.m. on the first Business Day of each calendar week, and at such other times as the Administrative Agent or Majority Lenders may reasonably request, a certificate in form and substance satisfactory to each Lender, setting forth: (A) the aggregate outstanding principal balance of all Eligible HELOC Assets included in the Borrowing Base as of such date with a Loan-to-Value Ratio equal to or less than ninety percent (90%), (B) the aggregate outstanding principal balance of all Eligible HELOC Assets included in the Borrowing Base as of such date with a Loan-to-Value Ratio greater than ninety percent (90%), (C) the aggregate Unit Collateral Values of all Eligible HELOC Assets included in the Borrowing Base as of such date secured by Property which is encumbered by Liens in an amount greater than $300,000.00 but less than $650,000.00, and (D) the aggregate Unit Collateral Values of all Eligible HELOC assets included in the Borrowing Base as of such date secured by Property which is encumbered by Liens in an amount equal to or greater than $650,000.00 but less than $1,000,000.00; provided, however, that unless expressly so requested by a Lender in writing, such certificate need not be delivered to any Lender; and

                 (iii) In any calendar month in which there is a material change in the Hedging Program, a written description of such change; all of the foregoing to be in form and substance satisfactory to the Administrative Agent and certified as accurate and complete by a financial officer of the Company;

               (2) Within five (5) Business Days of submission thereof by the Company, copies of all documents submitted in connection with any audits by any of FNMA or FHLMC (or GNMA if the Company becomes an approved GNMA issuer), and, within ten (10) Business Days of receipt thereof by the Company, copies of all compliance and audit reports received from any of FNMA or FHLMC (or GNMA if the Company becomes an approved GNMA issuer), and, within two (2) Business Days of receipt thereof by the Company, copies of all notices received from FNMA or FHLMC (or GNMA if the Company becomes an approved GNMA issuer), of any change in agency status or notices of any withdrawal of approval of the Company as an issuer of Mortgage-Backed Securities or a servicer of Mortgage Loans;

               (3) No later than the last Business Day of the first month following the end of each calendar quarter, and at such other times as the Administrative Agent may reasonably request, a Servicing Contract Report demonstrating to the satisfaction of the Administrative Agent that the Mortgage Loans which are included in the Eligible Servicing Portfolio have an outstanding principal balance of not less than the amount required by Paragraph 12(l) below;

               (4) Prior to the consummation thereof, notice of any bulk sale of servicing rights owned by the Company with an outstanding principal balance in excess of $50,000,000.00;

               (5) On or before the first Business Day of each calendar month, the Weighted Average Take-Out Price for each Type of Collateral as of the last day of the immediately preceding calendar month and showing the basis for the calculation thereof in detail satisfactory to the Administrative Agent;

               (6) Promptly, such additional financial and other information, including, without limitation, financial statements of the Company and information regarding the Collateral, as any Lender, through the Administrative Agent, may from time to time reasonably request, including, without limitation, such information as is necessary for any Lender to assign or participate out any of its interests in the Loans hereunder or to enable other financial institutions to become signatories hereto; and

               (7) Promptly, and on a best efforts basis only, such additional financial and other information regarding any Affiliate of the Company, any Approved Investor (other than FNMA or FHLMC) or any Approved Repo Lender as any Lender, through the Administrative Agent, may from time to time reasonably request.

         11(c) Payment of Indebtedness.  And shall cause each of its
               -----------------------
Subsidiaries to, pay, discharge or otherwise satisfy at or before maturity or before it becomes delinquent, defaulted or accelerated, as the case may be, all its Indebtedness (including taxes), except Indebtedness being contested in good faith by appropriate proceedings and for which provision is made to the satisfaction of the Administrative Agent for the payment thereof in the event the Company is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by the Company.

         11(d) Maintenance of Existence and Properties.  And shall cause each of
               ---------------------------------------
its Subsidiaries to, maintain its corporate existence and obtain and maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary or desirable in the normal conduct of its business, including but not limited to all approvals with respect to FNMA, FHLMC, FHA and VA, as applicable, and comply with all Contractual Obligations and Requirements of Law, the failure to comply with which could have a material adverse effect on the business, operations, property or financial or other condition of the Company or any of its Subsidiaries or on the Collateral. The Company will at all times be a FNMA and FHLMC approved Seller/Servicer.

         11(e) Inspection of Property; Books and Records; Audits.  And shall
               -------------------------------------------------
cause each of its Subsidiaries to:

               (1) Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and

               (2) Permit representatives of the Administrative Agent or any Lender (at no cost or expense to the Company or any Subsidiary unless there shall have occurred and be continuing an Event of Default), upon the giving of reasonable prior written notice to: (i) visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired by the Administrative Agent or any Lender, (ii) discuss the business, operations, properties and financial and other condition of the Company and any of its Subsidiaries with officers and employees of such Persons, and with their independent certified public accountants and (iii) conduct periodic operational audits of the Company's and its Subsidiaries' business and/or operations.

         11(f) Notices.  Promptly give written notice to each Lender of:
               -------

               (1) The occurrence of any Potential Default or Event of Default and the proposed method of cure thereof;

               (2) Any litigation or proceeding affecting the Company or any of its Subsidiaries or the Collateral which (i) could have a material adverse effect on the Collateral or the business, operations, property, or financial or other condition of the Company or any of its Subsidiaries or
     (ii) questions the validity or enforceability of the Loan Documents;

               (3) A material adverse change in the business, operations, property or financial or other condition of the Company or any of its Subsidiaries;

               (4) Any changes in the following senior management positions of the Company: chief executive officer, manager of operations, manager of production, manager of secondary marketing, chief financial officer, and manager of servicing; and

               (5) Any loss of delegated underwriting status with any Approved Investor.

         11(g) Expenses.  Pay all reasonable out-of-pocket costs and expenses
               --------
(including fees and disbursements of counsel): (1) of the Administrative Agent and the Collateral Agent incident to the preparation, negotiation and administration of the Loan Documents, any amendments or waivers thereto, and the protection of the rights of the Lenders, the Administrative Agent and the Collateral Agent under the Loan Documents, and (2) of the Administrative Agent, the Collateral Agent and each of the Lenders incident to the enforcement of payment of the Obligations, whether by judicial proceedings or otherwise, including, without limitation, in connection with bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar proceedings involving the Company or a "workout" of the Obligations. Notwithstanding any provision herein to the contrary, the obligations of the Company under this Paragraph 11(g) shall be effective and enforceable whether or not any Loan is advanced by any Lender hereunder and shall survive payment of all other Obligations.

         11(h) Loan Documents.  Comply with and observe all terms and
               --------------
conditions of the Loan Documents.

         11(i) Insurance.  And shall cause each of its Subsidiaries to, obtain
               ---------
and maintain insurance with responsible companies in such amounts and against such risks as are usually carried by corporations engaged in similar businesses similarly situated, including, without limitation, errors and omissions coverage and fidelity coverage in form and substance acceptable under FNMA or FHLMC guidelines, and furnish the Administrative Agent on request full information as to all such insurance.

         11(j) Tax Refund.  Contribute any tax refund received by the Company
               ----------
in any fiscal year towards the capital of the Company.

     12. Negative Covenants.  The Company hereby covenants and agrees with the
         ------------------
Administrative Agent and each Lender that, as long as any Obligations remain unpaid or any Lender has any obligation to make Loans hereunder, the Company shall not at any time, directly or indirectly:

         12(a) Liens.  And shall not permit any of its Subsidiaries to, create,
               -----
incur, assume or suffer to exist any Lien upon the Collateral or the Pledged Collateral except as contemplated by the Security Agreement and the Pledge Agreement, respectively, or create, incur, assume or suffer to exist any Lien upon any of its other property and assets (including servicing rights) except:

               (1) Liens or charges for current taxes, assessments or other governmental charges which are not delinquent or which remain payable without penalty, or the validity of which are contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof, provided that the Company or such Subsidiary shall have set aside on its books and shall maintain adequate reserves for the payment of same in conformity with GAAP;

               (2) Liens, deposits or pledges made to secure statutory obligations, surety or appeal bonds, or bonds for the release of attachments or for stay of execution, or to secure the performance of bids, tenders, contracts (other than for the payment of borrowed money) or leases or for purposes of like general nature in the ordinary course of the Company's or such Subsidiary's business;

               (3) Purchase money security interests for property (except Mortgage Loans) hereafter acquired, conditional sale agreements, or other title retention agreements, with respect to property hereafter acquired; provided, however, that no such security interest or agreement shall affect any servicing rights or extend to any property other than the property acquired; and

               (4) Liens securing Permitted Other Secured Debt.

         12(b) Indebtedness.  And shall not permit any of its Subsidiaries to,
               ------------
create, incur, assume or suffer to exist, or otherwise become or be liable in respect of, any Indebtedness except:

               (1) The Obligations and the "Obligations" under (and as defined in) the Servicing Secured Credit Agreement;

               (2) Indebtedness reflected in the financial statements referred to in Paragraph 10(a) above;

               (3) Trade debt incurred in the ordinary course of business, paid within forty-five (45) days after the same has become due and payable or which is being contested in good faith, provided provision is made to the satisfaction of the Administrative Agent for the eventual payment thereof in the event it is found that such contested trade debt is payable by the Company;

               (4) Indebtedness secured by Liens permitted under Paragraph 12(a) above; and

               (5) Permitted Other Debt.

         12(c) Mandatory Commitments.  Hold Take-Out Commitments and/or Hedge
               ---------------------
Contracts in less than an aggregate amount necessary to provide for the sale and/or coverage of one hundred percent (100%) of all closed Mortgage Loans owned by the Company and held for sale.

         12(d) Consolidation and Merger. And shall not permit any of its
               --------------------- --
Subsidiaries to:

               (1) Liquidate or dissolve or enter into any consolidation or merger except: (i) consolidations or mergers of a Subsidiary into the Company, with the Company being the surviving corporation and (ii) the merger of Headlands Mortgage LLC into HMSI, with HMSI being the surviving corporation; provided, however, that both before and after giving effect to such transaction there shall not exist an Event of Default or Potential Default; or

               (2) Enter into any partnership, joint venture, syndicate or other combination which involves a material amount of the assets of, or could have a material effect on the business, operation, property or financial or other condition of, the Company or such Subsidiary.

         12(e) Acquisitions.  And shall not permit any of its Subsidiaries to,
               ------------
purchase or acquire or incur liability for the purchase or acquisition of any or all of the assets or business of any Person, other than in the normal course of business for mortgage banking companies (it being expressly agreed and understood that the acquisition of servicing is a normal course of business activity).

         12(f) Payment of Dividends.  (1) Declare or pay any dividends upon any
               --------------------
shares of the Company's stock now or hereafter outstanding, except dividends payable in the capital stock of the Company, or (2) make any distribution of assets to its stockholders as such, whether in cash, property or securities, or
(3) set aside any of its property for the purpose of doing any of the foregoing; provided, however, that the Company may pay dividends (i) if the Company maintains its status as a Subchapter S Corporation under the Code, for the purpose of payment of shareholder level taxes then due and payable in amounts no greater than necessary to allow each of its shareholders to pay his, her or its actual tax liabilities attributable to the inclusion of income of the Company in such shareholder's taxable income as set forth in his, her or its annual tax returns, and provided that the Company shall on a timely basis supply on request of the Administrative Agent or any Lender evidence demonstrating that (x) the amount of any such dividend does not exceed such actual tax liabilities and (y) the proceeds of any such dividend will be applied exclusively to the payment of such actual tax liabilities, and (ii) during any fiscal year of the Company, additional dividends and distributions in an aggregate amount not to exceed twenty percent (20%) of Pre-Tax Income of the Company for such fiscal year (calculated on a quarterly basis); and provided further, that no dividend payment otherwise permitted pursuant to subparagraph (i) or (ii) above shall be made if, immediately before or after giving effect to any such dividend payment, any Event of Default or Potential Default exists or would exist.

         12(g) Purchase or Retirement of Stock.  Acquire, purchase, redeem or
               -------------------------------
retire any shares of its capital stock now or hereafter outstanding.

         12(h) Investments; Advances.  And shall not permit any of its
               ---------------------
Subsidiaries to, make or commit to make any advance, loan or extension of credit (other than

Mortgage Loans made in the ordinary course of the Company's business) or capital contribution to, or purchase any stocks, bonds, notes, debentures or other securities of, or make any other investment in, any Person; provided, however, that the Company and its Subsidiaries may make or maintain Permitted Investments.

         12(i) Sale of Assets.  And shall not permit any of its Subsidiaries to,
               --------------
sell, lease, assign, transfer or otherwise dispose of any of its assets which are material (individually or in the aggregate) (other than obsolete or worn out property), whether now owned or hereafter acquired, other than in the ordinary course of business as presently conducted and at fair market value (it being expressly agreed and understood that the sale or other disposition of Mortgage-Backed Securities and Mortgage Loans with or without servicing released and of mortgage servicing rights is in the ordinary course of business).

         12(j) Liabilities to Net Worth Ratio.  Permit its consolidated ratio
               ------------------------------
at any date of (1) Total Liabilities to Effective Net Worth to be more than 20.0:1.0, or (2) Total Liabilities to Adjusted Tangible Net Worth to be more than 8.0:1.0.

         12(k) Minimum Net Worth.  Permit at any date its consolidated: (1)
               -----------------
Effective Net Worth to be less than $12,000,000.00, or (2) Adjusted Tangible Net Worth to be less than $46,100,000.00.

         12(l) Servicing Portfolio.  Permit:
               -------------------

               (1) The aggregate outstanding principal balance of the Company's Eligible Servicing Portfolio, minus the aggregate outstanding principal balance of the Company's Encumbered Eligible Servicing Portfolio, to be less than $1,000,000,000.00, or

               (2) The aggregate outstanding principal amount of Mortgage Loans which the Company services for, and has a direct obligation to repurchase from, the applicable investor pursuant to a recourse arrangement to exceed $10,000,000.00.

         12(m) Current Ratio.  Permit its consolidated Current Ratio at any date
               -------------
to be less than 1.03:1.0.

         12(n) Maximum Total Liabilities.  Permit its consolidated Total
               -------------------------
Liabilities at any date to exceed the sum of: (1) one hundred percent (100%) of Cash and/or cash equivalents (excluding restricted cash), plus (2) ninety-eight percent (98%) of the outstanding principal balance of all Eligible Mortgage Loans other than Eligible HELOC Assets, plus (3) ninety-five percent (95%) of the outstanding principal balance of all Eligible HELOC Assets, plus (4) eighty percent (80%) of: (i) the outstanding principal balance of all Mortgage Loans excluded from the definition of "Eligible Mortgage Loan," and (ii) REO net of reserves, plus (5) eighty percent (80%) of its current advances and receivables, plus (6) the lesser of: (i) seventy percent (70%) multiplied by the Quoted Market Value of the Eligible Servicing Portfolio, and (ii) one percent (1%) of the outstanding principal balance of the Eligible Servicing Portfolio, plus (7) seventy percent (70%) of all REMIC-related Mortgage-Backed Securities held for sale and marked to market quarterly (as shown on the Company's financial statements), plus (8) fifty percent (50%) of: (i) all other securities held for investment (net of reserves), and (ii) excess servicing (as shown on the Company's financial statements).

         12(o) Limitation on Other Business.  And shall not permit any of its
               ----------------------------
Subsidiaries to, engage in any business other than mortgage banking and activities directly related thereto, or engage in the business of developing any real property.

     13. Events of Default.  Upon the occurrence of any of the following events
         -----------------
(an "Event of Default"):

         13(a) The Company shall fail to pay any Obligation (including but not limited to any prepayment required pursuant to Paragraph 7(f) above) on the date when due; or

         13(b) Any representation or warranty made or deemed made by the Company in any Loan Document or in connection with any Loan Document shall be inaccurate or incomplete in any respect on or as of the date made or deemed made; or

         13(c) The Company shall fail to maintain its corporate existence or shall default in the observance or performance of any covenant or agreement contained in Paragraph 12 above or in the Security Agreement or the Pledge Agreement; or

         13(d) The Company shall fail to observe or perform any other term or provision contained in the Loan Documents and such failure shall continue for thirty (30) days after the earlier to occur of (i) receipt by the Company of written notice of such failure, and (ii) the date the Company obtains knowledge of such failure; or

         13(e) The Company or any of its Subsidiaries shall default in any payment of principal of or interest on any Indebtedness (other than the Obligations), or any other event shall occur, the effect of which other event is to permit such Indebtedness to be declared or otherwise to become due prior to its stated maturity; or

         13(f) (1) The Company or any of its Subsidiaries shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or
(ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Company or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (2) there shall be commenced against the Company or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (1) above which (i) results in the entry of an order for relief or any such adjudication or appointment, or (ii) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (3) there shall be commenced against the Company or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within sixty (60) days from the entry thereof; or (4) the Company or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in (other than in connection with a final settlement), any of the acts set forth in clause (1),
(2) or (3) above; or (5) the Company or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

         13(g) (1) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan,
(2) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or nor waived, shall exist with respect to any Plan, (3) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed (or a trustee shall be appointed) to administer, or to terminate, any Single Employer Plan, which Reportable Event or institution of proceedings is, in the reasonable opinion of the Administrative Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for ten days after notice of such Reportable Event pursuant to
Section 4043(a), (c) or (d) of ERISA is given or the continuance of such proceedings for ten days after commencement thereof, as the case may be, (4) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (5) any withdrawal liability to a Multiemployer Plan shall be incurred by the Company or any of its ERISA Affiliates or (6) any other event or condition shall occur or exist; and in each case in clauses (1) through (6) above, such event or condition, together with all other such events or conditions, if any, is likely to subject the Company or any of its ERISA Affiliates to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of the Company or any of its ERISA Affiliates; or

         13(h) One or more judgments or decrees in an aggregate amount in excess of $50,000.00 shall be entered against the Company or any of its Subsidiaries and all such judgments or decrees shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within sixty (60) days from the entry thereof; or

         13(i) Peter Paul and Dennis Hart shall collectively cease to own at least fifty-one percent (51%) of the outstanding shares of capital stock of the Company; or

         13(j) There shall occur a material adverse change in the business, operations, assets or financial or other conditions of the Company or the Company and its Subsidiaries taken as a whole from the condition thereof at the Effective Date; or

         13(k) Any Person who is the holder of Subordinated Debt shall fail to perform such Person's obligations under or shall cease to comply with the terms of the subordination agreement covering such Subordinated Debt, or such Person shall attempt to terminate, rescind or revoke any such subordination agreement;

       THEN, automatically upon the occurrence of an Event of Default under Paragraph 13(f) above, and in all other cases, at the option of the Majority Lenders, the obligation of the

Lenders to make Loans hereunder shall terminate and/or the principal balance of outstanding Loans and interest accrued but unpaid thereon and all other Obligations shall become immediately due and payable, without demand upon or presentment to the Company, which are expressly waived by the Company.

     14. The Agents.
         ----------

         14(a) Appointment.  Each Lender hereby irrevocably designates and
               -----------
appoints the Administrative Agent and the Collateral Agent (jointly and severally, the "Agents" or, individually, an "Agent") as the agent of such Lender under the Loan Documents and each Lender hereby irrevocably authorizes each Agent to take such action on its behalf under the provisions of the Loan Documents and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in the Loan Documents, no Agent shall have any duties or responsibilities except those expressly set forth in the Loan Documents or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against any Agent. The Company shall pay to each Agent such fees as each Agent and the Company may from time to time agree in writing.

         14(b) Delegation of Duties.  Each Agent may execute any of its duties
               --------------------
under the Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         14(c) Exculpatory Provisions.  No Agent nor any of its officers,
               ----------------------
directors, employees, agents, attorneys-in-fact or affiliates shall be (1) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Loan Documents (except for its or such Person's own gross negligence or willful misconduct), or (2) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Company or any officer thereof contained in the Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by any Agent under or in connection with, the Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Loan Documents or for any failure of the Company to perform its obligations thereunder. No Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Loan Documents or to inspect the properties, books or records of the Company.

         14(d) Reliance.  Each Agent shall be entitled to rely, and shall be
               --------
fully protected in relying, upon any note, writing, resolution, notice, consent, certification, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or telephone call or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by such Agent.
Each Agent may deem and treat the payee of any Note as the owner thereof for all purposes until notified of an assignment pursuant to Paragraph 15(h) below. As to the Lenders: (1) each Agent shall be fully justified in failing or refusing to take any action under the Loan Documents unless it shall first receive such advice or concurrence of the Majority Lenders or all of the Lenders, as appropriate, or it shall first be indemnified to its satisfaction by the Lenders ratably in accordance with their respective Aggregate Percentage Shares against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any action (except for liabilities and expenses resulting from such Agent's gross negligence or willful misconduct), and (2) each Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with a request of the Majority Lenders or all of the Lenders, as appropriate, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

         14(e) Notice of Default.  No Agent shall be deemed to have knowledge
               -----------------
or notice of the occurrence of any Potential Default or Event of Default unless such Agent has received notice from a Lender or the Company referring to the Loan Documents, describing such Potential Default or Event of Default and stating that such notice is a "notice of default." In the event that any Agent receives such a notice, such Agent shall give notice thereof to the Lenders and the other Agent. Each Agent shall take such action with respect to such Potential Default or Event of Default as shall be reasonably directed by the Majority Lenders or all Lenders, as applicable; provided that, unless and until an Agent shall have received such directions, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Potential Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

         14(f) Independent Decisions.  Each Lender expressly acknowledges that
               ---------------------
neither of the Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of the Company, shall be deemed to constitute any representation or warranty by either Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon either of the Agents or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Company and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon either Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly required to be furnished to the Lenders by an Agent under the Loan Documents, neither Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         14(g) Indemnification.  The Lenders agree to indemnify each Agent in
               ---------------
its capacity as such (to the extent not reimbursed by the Company and without limiting the obligation of the Company to do so), ratably according to the respective amounts of their Aggregate Percentage Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including, without limitation, attorneys fees) of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Obligations) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of the Loan Documents or any documents contemplated by or referred to therein or the transactions contemplated thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from any Agent's gross negligence or willful misconduct. The provisions hereof shall survive the termination of this Agreement and the payment of the Obligations.

         14(h) Agents in Their Individual Capacities.  Each Agent and its
               -------------------------------------
Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Company as though such Agent were not an Agent hereunder. With respect to Loans made or renewed by them and any Note issued to them, the Agents shall have the same rights and powers under the Loan Documents as any Lender and may exercise the same as though they were not Agents hereunder and the terms "Lender" and "Lenders" shall include the Agents in their respective individual capacities if applicable.

         14(i) Successor Agents.  Either Agent may resign as an Agent under the
               ----------------
Loan Documents upon ninety (90) days' notice to the Lenders, the Company and the other Agent, and the Administrative Agent agrees that it will so resign in the event it ceases to hold any share of the Obligations. In addition, the Majority Lenders may, for cause, effective upon not less than ninety (90) days' notice to the Lenders, each Agent and the Company, remove and discharge either Agent from the performance of such Agent's duties under this Agreement and/or the Security Agreement. If any Agent shall resign or be removed, then within said ninety-day notice period the Majority Lenders shall appoint from among the Lenders a successor agent or if the Majority Lenders are unable to agree on the appointment of a successor agent, the applicable Agent shall appoint a successor agent for the Lenders (which successor agent, assuming that there does not exist a Potential Default or Event of Default, shall be reasonably acceptable to the Company), whereupon such successor agent shall succeed to the rights, powers and duties of the applicable Agent and the term "Administrative Agent" or "Collateral Agent" shall mean such successor agent, as applicable, effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any of the other Loan Documents or successors thereto. After any Agent's resignation or removal hereunder, the provisions of this Paragraph 14 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under the Loan Documents.

     15. Miscellaneous Provisions.
               ------------------------

         15(a) No Assignment.  The Company may not assign its rights or
               -------------
obligations under this Agreement and/or the other Loan Documents without the prior written consent of one hundred percent (100%) of the Administrative Agent and the Lenders. Subject to the foregoing, all provisions contained in this Agreement or any document or agreement referred to herein or relating hereto shall inure to the benefit of each Lender, its successors and assigns, and shall be binding upon the Company, its successors and assigns.

         15(b) Amendment.  This Agreement and the other Loan Documents may not
               ---------
be amended or terms or provisions hereof or thereof waived unless such amendment or waiver is in writing and signed by the Majority Lenders, the Administrative Agent and the Company; provided, however, that without the prior written consent of one hundred percent (100%) of the Lenders, the Administrative Agent and the Company, no amendment or waiver shall: (1) waive or amend any term or provision of Paragraph 12(f), 12(j), 12(k), 12(l), 12(m) or 12(n) above, (2) reduce the principal of, or rate of interest on, the Loans or fees, (3) except as expressly contemplated by Paragraphs 15(h) and 15(k) below, modify the Aggregate Credit Limit, the Tranche A Credit Limit, the Tranche B Aggregate Credit Allocation, the Tranche D Credit Limit or the Maximum Commitment of any Lender, (4) modify the definition of "Majority Lenders", (6) extend or waive any scheduled payment date for any principal, interest or fees, or the Maturity Date, (7) amend this Paragraph 15(b), or (8) amend any provision of the Loan Documents which by its terms requires the consent or approval of one hundred percent (100%) of the Lenders; provided, further, that without the prior written consent of one hundred percent (100%) of the Lenders, the Administrative Agent, the Collateral Agent and the Company, no amendment or waiver shall amend or waive the definition of the terms "Collateral Value of the Borrowing Base" or "Unit Collateral Value." It is expressly agreed and understood that the failure by the required Lenders to elect to accelerate amounts outstanding hereunder and/or to terminate the obligation of the Lenders to make Loans hereunder shall not constitute an amendment or waiver of any term or provision of this Agreement.

         15(c) Cumulative Rights; No Waiver.  The rights, powers and remedies
               ----------------------------
of the Lenders under the Loan Documents are cumulative and in addition to all rights, powers and remedies provided under any and all agreements among the Company and the Lenders relating hereto, at law, in equity or otherwise. Any delay or failure by the Administrative Agent, the Collateral Agent or the Lenders to exercise any right, power or remedy shall not constitute a waiver thereof and no single or partial exercise by the Administrative Agent, the Collateral Agent or the Lenders of any right, power or remedy shall preclude any other or further exercise thereof or any exercise of any other rights, powers or remedies.

         15(d) Entire Agreement.  The Loan Documents and the documents and
               ----------------
agreements referred to therein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

               15(e)     Survival.  All representations, warranties, covenants
                         --------
and agreements herein contained on the part of the Company shall survive the termination of this Agreement and shall be effective until the Obligations are paid and performed in full or longer as expressly provided herein.

               15(f)     Notices.  All notices given by any party to the others
                         -------
shall be in writing unless otherwise provided for herein, delivered personally or by depositing the same for delivery on the following Business Day, charges prepaid, addressed to such party at the address set forth on Schedule I attached
                                                             ----------
hereto, or by telefacsimile (and except for Loan Requests, to be confirmed by mailed copy). Any party may change the address to which notices are to be sent by notice of such change to each other party given as provided herein. Such notices shall be effective on the date received or, if deposited for overnight delivery, on the Business Day following the date mailed.

               15(g)     Governing Law.  This Agreement shall be governed by and
                         -------------
construed in accordance with the laws of the State of California.

               15(h)     Assignment; Addition of New Lender.
                         ----------------------------------

                         (1) The Company or any Lender may at any time propose that one or more commercial banks each of which is organized under the laws of the United States or any State thereof or organized under the laws of any other country, or a political subdivision thereof (provided that such foreign bank is acting through a branch or agency located in the United States, or is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country), is regularly engaged in the business of mortgage warehouse lending, and has capital and surplus of at least $300,000,000.00 (each, an "Applicant Financial Institution") become an additional Lender hereunder. At such time, the Company or such Lender, as applicable, shall notify the other parties hereto, including the Administrative Agent, of the identity of such Applicant Financial Institution and such Applicant Financial Institution's proposed Maximum Commitment (which must be not less than $10,000,000.00). The addition of any Applicant Financial Institution shall be subject to:

                              (i)  The prior written consent of the
          Administrative Agent (and if such Applicant Financial Institution is proposed for inclusion as a Lender hereunder by a Lender, the prior written consent of the Company), which consents shall not be unreasonably withheld or delayed and which, if given, shall be given in writing by the Administrative Agent (and, if applicable, the Company) to the other Lenders no later than the tenth day following receipt by the Administrative Agent (and, if applicable, the Company) of a written request for the inclusion of such Applicant Financial Institution as a Lender hereunder;

                         (ii) If such Applicant Financial Institution will be acquiring a portion of an existing Lender's Maximum Commitment by way of an assignment from such existing Lender, such existing Lender holding a Maximum Commitment of not less than $5,000,000.00 following the consummation of the contemplated assignment; and

                         (iii) Delivery of each of the items and the occurrence of each of the events described in subparagraph (2) below.

                    (2) Assuming delivery of any consents required pursuant to subparagraph (1)(i) above, the Administrative Agent and the Company shall mutually agree on the Adjustment Date on which such Applicant Financial Institution shall become a party hereto and a Lender hereunder. On such Adjustment Date:

                         (i) The Company shall deliver to the Administrative Agent, the Collateral Agent and each of the Lenders a Commitment Schedule and Allocation Notice to be effective from such Adjustment Date, with such Commitment Schedule and Allocation Notice to reflect the Lenders' respective Maximum Commitments, Maximum Tranche B Commitments, Tranche B Allocations, Tranche D Commitments (if any), Tranche A Percentage Shares, Tranche B Percentage Shares and Tranche D Percentage Shares (if any), as applicable.

                         (ii) Such Applicant Financial Institution shall pay to the Administrative Agent, no later than 12:00 noon (Los Angeles time), an amount equal to such Applicant Financial Institution's Tranche A Percentage Share of Tranche A Loans outstanding, such Applicant Financial Institution's Tranche B Percentage Share of Tranche B Loans outstanding, and such Applicant Financial Institution's Tranche D Percentage Share of Tranche D Loans outstanding (if any) to be funded on such Adjustment Date, as applicable. The Administrative Agent shall thereupon remit to the Lenders their respective shares of such funds, as applicable. Following such Adjustment Date, fees and interest accrued on Loans to but not including such Adjustment Date shall be payable to the Lenders in accordance with their respective Tranche A Percentage Shares, Tranche B Percentage Shares and Tranche D Percentage Shares prior to such Adjustment Date before giving effect to the readjustment thereof pursuant to the Commitment Schedule and Allocation Notice provided by the Company on such Adjustment Date.

                         (iii) The Administrative Agent, the Company and such Applicant Financial Institution shall execute and deliver an agreement in the form of that attached hereto as Exhibit H (an
                                                           ---------
          "Additional Lender Agreement"), which agreement shall constitute an amendment to this Agreement to the extent necessary to reflect the inclusion of such Applicant Financial Institution as a Lender hereunder. In addition, if in connection with the inclusion of such

          Applicant Financial Institution as a Lender hereunder, the Aggregate Credit Limit will be increased, the parties hereto will execute any additional amendments to the Loan Documents as the Administrative Agent reasonably requests to reflect such increase.

                         (iv) The Company shall execute and deliver new Notes, as applicable, to such Applicant Financial Institution.

                         (v) Subject to the requirements described above, such Applicant Financial Institution shall become a party hereto and a Lender hereunder and shall be entitled to all rights, benefits and privileges accorded a Lender hereunder and under the other Loan Documents and shall be subject to all obligations of a Lender hereunder and under the other Loan Documents.

                         (vi) The Applicant Financial Institution shall pay to the Administrative Agent a registration fee of $2,500.00 (said fee covering the admission of the Applicant Financial Institution into this Agreement).

               15(i)     Sub-Participations by Lenders.  Any Lender may at any
                         -----------------------------
time sell to one or more Persons (each of such Persons being herein called a "Participant") participating interests in any of the Obligations held by such Lender and its commitments hereunder; provided, however, that:

                         (1) No participation contemplated by this Paragraph 15(i) shall relieve such Lender from its obligations hereunder or under any other Loan Document;

                         (2) Such Lender shall remain solely responsible for the performance of such obligations and such Lender shall grant no voting rights to any Participant other than as to matters which require the approval of one hundred percent (100%) of the Lenders pursuant to Paragraph 15(b) above; and

                         (3) The Company, the Administrative Agent, the Collateral Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents; provided, however, that the Company acknowledges and agrees that each Participant shall be considered a Lender for purposes of Paragraphs 6(c), 6(d), 6(e) and 7(m) above.

               15(j)     Federal Reserve Bank.  Notwithstanding the provisions
                         --------------------
of Paragraphs 15(h) and 15(i) above, any Lender may at any time pledge or assign all or any portion of such Lender's rights under this Agreement and the other Loan Documents to a Federal Reserve Bank.

               15(k)     Increases in Availability.
                         -------------------------

                         (1) From time to time the Company and any Lender (an "Increasing Lender") may agree, with the prior written consent of the Administrative

     Agent, which consent shall not be unreasonably withheld or delayed, to permanently or temporarily increase such Increasing Lender's Maximum Commitment, the dollar amount of any such increase being subject to the limitations specified in the defined term "Aggregate Credit Limit". Any such increase shall be in the minimum dollar amount of, with respect to such Lender's Maximum Commitment, $5,000,000.00 and integral multiples of $5,000,000.00 in excess thereof. The Company, the Administrative Agent and the Increasing Lender shall agree upon the Adjustment Date for such increase and if such increase is a temporary rather than permanent increase, the date on which said increase shall terminate (the "Temporary Increase Termination Date").

                         (2) On the Adjustment Date for any increase in availability provided by an Increasing Lender and as a condition precedent thereto, the Company shall pay to the Administrative Agent for the benefit of such Increasing Lender the full amount of any fees due in respect of such increase, which fees shall be pro rated based upon the actual days from such Adjustment Date to the Maturity Date or the Temporary Increase Termination Date, as the case may be, and shall deliver to the Administrative Agent, the Collateral Agent and each Lender a revised Commitment Schedule and Allocation Notice specifying the Maximum Commitment, Maximum Tranche B Commitment, Tranche B Allocation, Tranche D Commitment (if any), Tranche A Percentage Share, Tranche B Percentage Share, and Tranche D Percentage Share, as applicable, for each of the Lenders from such Adjustment Date. Any reallocation of Loans outstanding on such Adjustment Date necessitated by an increase in an Increasing Lender's Maximum Commitment shall be effected on and as of such Adjustment Date by the purchase and sale among the Lenders of the Obligations outstanding on such date.

                         (3) If said increase was a temporary rather than permanent increase, on the Temporary Increase Termination Date the aggregate amount of such Increasing Lender's Tranche A Percentage Share of Tranche A Loans outstanding, Tranche B Percentage Share of Tranche B Loans outstanding and/or Tranche D Percentage Share of Tranche D Loans outstanding in excess of its respective Maximum Commitment, Maximum Tranche B Commitment and/or Tranche D Commitment shall, if but only if at such Temporary Increase Termination Date there does not exist an Event of Default, be payable in full. If at such Temporary Increase Termination Date there exists an Event of Default, the temporary increase of the Increasing Lender shall continue in effect and, unless otherwise agreed by one hundred percent (100%) of the Lenders, shall be treated thereafter as a permanent increase in said Increasing Lender's Maximum Commitment.

               15(l)     Counterparts.  This Agreement and the other Loan
                         ------------
Documents may be executed in any number of counterparts, all of which together shall constitute one agreement.

               15(m)     Setoff; Sharing of Payments.  Except as expressly
                         ---------------------------
provided in Paragraphs 2(e), 3(f) and 7(k) above prior to the occurrence of an Event of Default, and except as expressly provided in Paragraph 7(k) above following the occurrence and during the continuance of an Event of Default, if any Lender shall receive and retain any payment, whether by setoff, application of deposit balance or security, or otherwise, in respect of the Obligations in excess of such Lender's Outstanding Percentage Share thereof, then such Lender shall purchase from the other Lenders for cash and at face value and without recourse, such participation in the Obligations held by them as shall be necessary to cause such excess payment to be shared ratably as aforesaid with each of them; provided, that if such excess payment or part thereof is thereafter recovered from such purchasing Lender, the related purchases from the other Lenders shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest. Each Lender agrees to exercise any and all rights of setoff, counterclaim or bankers' lien first fully against the Obligations held by such Lender, and only then to any other Indebtedness of the Company to such Lender; provided, however, that to the extent any Lender has a right of set-off, counterclaim or bankers' lien which arises specifically out of a relationship of such Lender with the Company which is not related to the Obligations (excluding the relationship under the Servicing Secured Credit Agreement), such rights may be exercised first against any Indebtedness owing to such Lender arising out of such relationship and then against the Obligations held by such Lender.

               15(n)     Post Acceleration Adjustment.  Following the occurrence
                         ----------------------------
of an Event of Default and acceleration of the Obligations, the Lenders hereby absolutely and unconditionally agree to purchase or sell, as applicable, such participations in the Primary Loans outstanding as shall be required to assure that each Lender holds a percentage share of the principal amount of Primary Loans outstanding equal to its Aggregate Percentage Share.

               15(o)     Indemnification by the Company.
                         ------------------------------

                         (1) In addition to the payment of expenses pursuant to Paragraph 11(g) above, whether or not the transactions contemplated hereby shall be consummated, the Company agrees to pay, and indemnify and hold harmless the Administrative Agent, the Collateral Agent and each Lender and any holder of any of the Obligations, and the shareholders, officers, directors, employees and agents of the Administrative Agent, the Collateral Agent, the Lenders and such holders (individually, an "Indemnitee" and collectively, the "Indemnitees") from and against, any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for any Indemnitee in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto), which may be imposed on, incurred by, or asserted against such Indemnitee, in any manner relating to or arising out of (i) the use or intended use of the proceeds of Loans hereunder, or (ii) any of the Loan Documents or the transactions contemplated by the Loan Documents, (iii) any funding or proposed funding, or arrangements to obtain funding, made available or proposed to have been made available, to the Company, or (iv) any action taken or omitted to be taken by any such Indemnitee pursuant to the Loan Documents (collectively, the "Losses"); provided, however, that the Company shall not be liable for any Losses resulting directly from the gross negligence or willful misconduct of the applicable Indemnitee. Attorneys' fees and disbursements incurred in enforcing, or on appeal from, a judgment pursuant hereto shall be recoverable separately from and in addition to any other amount included in such judgment, and this subparagraph is intended to be severable from the other provisions of this Agreement and to survive and not be merged into such judgment.

                         (2) In the event that any Indemnitee asserts any Losses against the Company, such Indemnitee shall submit a proof of claim to the Company, and the Company shall promptly pay the full amount of such Losses in immediately available funds, or if such Losses have not yet been paid by such Indemnitee, such Indemnitee and the Company shall follow the procedures set forth in the next succeeding sentences of this subparagraph
     (2). If there is asserted any claim, liability or obligation that in the judgment of an Indemnitee may give rise to any Losses or if such Indemnitee determines the existence of the foregoing, whether or not the same shall have been asserted, such Indemnitee shall give the Company notice within thirty (30) Business Days in each case, of the assertion of any such claim, liability or obligation, or of receipt of notice of the filing or of any lawsuit based upon such assertion, or, with respect to a claim not yet asserted against such Indemnitee, of the determination by an executive officer of such Indemnitee of the existence of the same, and shall give Company a reasonable opportunity of assuming the defense of such claim, liability or obligation, using counsel acceptable to such Indemnitee; provided, however, that such Indemnitee shall have the right to participate in such defense, and to retain separate counsel. Failure by any Indemnitee to give timely notice pursuant to this subparagraph shall not relieve the Company of its obligations hereunder, except to the extent that the Company is actually prejudiced by such failure to give timely notice. No settlement or adjustment shall be made without the applicable Indemnitee's prior written consent, which consent will not be unreasonably withheld. If the Company fails to contest in good faith any such claim, liability or obligation, the applicable Indemnitee shall have the right to defend, settle or pay the same and pursue its remedies against the Company hereunder. Each Indemnitee shall cooperate with the Company in any such defense which the Company elects to assume in the event the Company makes such request to such Indemnitee and such request is reasonable, provided the Company will hold such Indemnitee harmless from all its out-of-pocket expenses, including attorneys' fees, incurred in connection with such cooperation.

                         (3) The provisions of this Paragraph 15(o) shall survive the termination of this Agreement and payment of all other Obligations. Attorneys' fees and disbursements incurred in enforcing, or on appeal from, a judgment pursuant hereto shall be recoverable separately from and in addition to any other amount included in such judgment, and this Paragraph 15(o) is intended to be severable from the other provisions of this Agreement and to survive and not be merged into such judgment.

               15(p)     Confidentiality.  Each of the Administrative Agent and
                         ---------------
each Lender agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all non-public information provided to it by the Company (or by the Administrative Agent on the Company's behalf) in connection with the Loan Documents. The Administrative Agent or any Lender may disclose such information: (1) at the request of any

Governmental Authority or in connection with an examination of the Administrative Agent or such Lender by any such Governmental Authority, (2) pursuant to subpoena or other court process, (3) when required to do so in accordance with the provisions of any Requirements of Law, (4) to the Administrative Agent's or such Lender's internal or independent auditors, counsel and other professional advisors, (5) if such information has become public other than through disclosure by the Administrative Agent or any Lender,
(6) in connection with any litigation involving the Administrative Agent or any Lender, and (7) to any Affiliate of the Administrative Agent or such Lender. Notwithstanding the foregoing, the Company authorizes the Administrative Agent and each Lender to disclose to any Applicant Financial Institution or prospective or actual Participant such financial and other information in its possession (x) which has been delivered to the Administrative Agent and/or the Lenders pursuant to the Loan Documents or which has been delivered to any such Person by the Company prior to entering into the Loan Documents or (y) which is reasonably necessary to effectuate the purposes of this Agreement.

          16.  Definitions.  For purposes of the Loan Documents, the terms set
               -----------
forth below shall have the following meanings:

          "Acceptable Manufactured Housing State" shall mean any state: (1)
           -------------------------------------
listed on a schedule of "Acceptable Manufactured Housing States" mutually agreed to by the Company and the Administrative Agent, with the consent of the Majority Lenders, from time to time, with the current such schedule attached hereto as
Schedule II, and (2) as to which the Administrative Agent shall have received an
-----------
opinion of counsel to the Company in such state satisfactory in form and substance to the Lenders.

          "Acceptable State" shall mean any state listed on a schedule of
           ----------------
"Acceptable States" mutually agreed by the Company and the Administrative Agent, with the consent of the Majority Lenders, from time to time, with the current such schedule attached hereto as Schedule III.
                                 ------------

          "Additional Lender Agreement" shall have the meaning given such term
           ---------------------------
in Paragraph 15(h)(2)(iii) above.

          "Additional Required Documents" shall have the meaning given such term
           -----------------------------
in subparagraph (q)(2) of the definition of "Eligible Mortgage Loan."

          "Adjusted Tangible Net Worth" shall mean, at any date:
           ---------------------------

               (a)  Effective Net Worth; plus

               (b) The lesser of (i) one percent (1.00%) of the Eligible Servicing Portfolio and (ii) the Quoted Market Value of the Eligible Servicing Portfolio; minus

               (c) All assets which would be classified as intangible assets under GAAP, including, without limitation, purchased and capitalized value of servicing rights, goodwill (whether representing the excess cost over book value of assets acquired or otherwise), patents, trademarks, service marks, trade names, copyrights, franchises and deferred charges (including, without limitation, unamortized debt discount and expense, organization costs and research and product development costs).

          "Adjustment Date" shall mean, with respect to the assignment of
           ---------------
Obligations by any Lender, or the addition of an Applicant Financial Institution as a Lender hereunder pursuant to Paragraph 15(h) above, or the increase in availability by an Increasing Lender pursuant to Paragraph 15(k) above, the effective date thereof.

          "Administrative Agent" shall have the meaning given such term in the
           --------------------
introductory paragraph hereof.

          "Affiliate" shall mean, as to any Person, any other Person directly or
           ---------
indirectly controlling, controlled by or under direct or indirect common control with, such Person. "Control" as used herein means the power to direct the management and policies of such Person.

          "Agency Custodial Agreements" shall mean the FHLMC Custodial
           ---------------------------
Agreement, the FNMA Custodial Agreement and the GNMA Custodial Agreement.

          "Agency Guide" shall mean the FHLMC Guide, the FNMA Guide or the GNMA
           ------------
Guide.

          "Agent" shall have the meaning given such term in Paragraph 14(a)
           -----
above.

          "Aggregate Credit Limit" shall mean the sum of the Maximum Commitments
           ----------------------
of all the Lenders, as set forth in the most recent Commitment Schedule and Allocation Notice delivered by the Administrative Agent to the Lenders and the Company, with the Aggregate Credit Limit on the Effective Date being $185,000,000.00; provided, however, that the Aggregate Credit Limit may be increased pursuant to Paragraph 15(h) or 15(k) above up to a maximum of $300,000,000.00 in the event any Lender or Lenders agree with the Company and the Administrative Agent to increase such Lender's or Lenders' Maximum Commitments and/or through the inclusion as a "Lender" hereunder of an Applicant Financial Institution approved by the Company and the Administrative Agent.

          "Aggregate Percentage Share" shall mean, for any Lender at any date,
           --------------------------
that percentage which (a) the dollar amount of such Lender's Maximum Commitment bears to (b) the Aggregate Credit Limit.

          "Agreement" shall mean this Agreement, as the same may be amended,
           ---------
extended or replaced from time to time.

          "Applicable Eurodollar Rate" shall mean, with respect to any
           --------------------------
Eurodollar Loan for the Eurodollar Interest Period applicable to such Eurodollar Loan, the rate per annum (rounded upward, if necessary, to the next higher 1/16 of one percent (.06250%)) calculated in accordance with the following formula:

                           ER               +ES
                          ----
       Eurodollar Rate =  1-ERP

       where
       ER  =  Eurodollar Rate
       ERP =  Eurodollar Reserve Percentage
       ES  =  Eurodollar Spread

          "Applicable Federal Funds Rate" shall mean the Federal Funds Funding
           -----------------------------
Rate plus the Federal Funds Pricing Spread.

          "Applicant Financial Institution" shall have the meaning given such
           -------------------------------
term in Paragraph 15(h)(1) above.

          "Approved HELOC Investor" shall mean any Person pre-approved as such
           -----------------------
in writing by the Majority Lenders and which approval has not been revoked by the Majority Lenders in their sole discretion, any such revocation notice to be given no later than ten (10) days prior to its intended effective date; provided, however, than an Approved HELOC Investor shall be deemed to continue as such following such revocation as to any Collateral shipped to such Approved HELOC Investor by the Collateral Agent prior to or during such ten (10) day period.

          "Approved High LTV Investor" shall mean any Person pre-approved as
           --------------------------
such in writing by the Majority Lenders and which approval has not been revoked by the Majority Lenders in their sole discretion, any such revocation notice to be given no later than ten (10) days prior to its intended effective date; provided, however, than an Approved High LTV Investor shall be deemed to continue as such following such revocation as to any Collateral shipped to such Approved High LTV Investor by the Collateral Agent prior to or during such ten
(10) day period.

          "Approved Investor" shall mean:  FNMA, FHLMC, GNMA or any other Person
           -----------------
pre-approved as such in writing (which pre-approval may be limited in dollar amount, by type and otherwise) by the Majority Lenders and which approval has not been revoked by the Majority Lenders in their sole discretion, any such revocation notice to be given no later than ten (10) days prior to its intended effective date; provided, however, than an Approved Investor shall be deemed to continue as such following such revocation as to any Collateral shipped to such Approved Investor by the Collateral Agent prior to or during such ten (10) day period.

          "Approved Non-Agency Investor" shall mean any Person pre-approved as
           ----------------------------
such in writing by the Majority Lenders and which approval has not been revoked by the Majority Lenders in their sole discretion, any such revocation notice to be given no later than ten (10) days prior to its intended effective date; provided, however, than an Approved Non-Agency Investor shall be deemed to continue as such following such revocation as to any Collateral shipped to such Approved Non-Agency Investor by the Collateral Agent prior to or during such ten
(10) day period.

          "Approved Repo Lender" shall mean any Approved Investor or any other
           --------------------
Person pre-approved as such in writing by the Majority Lenders and which approval has not been revoked by the Majority Lenders in their sole discretion, any such revocation notice to be given no later than ten (10) days prior to its intended effective date.

          "Available Cash Proceeds" shall have the meaning given such term in
           -----------------------
Paragraph 7(k) above.

          "Book Net Worth" shall mean at any date consolidated net worth of the
           --------------
Company and its Subsidiaries determined in accordance with GAAP.

          "Borrowing Base" shall mean at any date all Eligible Mortgage Loans
           --------------
which have been designated by the Company for inclusion in the computation of the Collateral Value of the Borrowing Base, the Required Documents for which have been delivered to the Collateral Agent and have been reviewed and verified by the Collateral Agent as provided in Paragraph 5 of the Security Agreement (or, to the extent the Company is permitted to utilize Collateral Confirmation Agreements in connection with the delivery of Mortgage Loans to the Collateral Agent, which Mortgage Loans have been so designated on a duly executed Collateral Confirmation Agreement) and all cash in the Settlement Account (other than cash which will be transferred to the Settlement Account or distributed to the Lenders pursuant to Paragraph 7(k) above) on such date.

          "Borrowing Base Certificate" shall mean a certificate in the form of
           --------------------------
that attached hereto as Exhibit I.
                        ---------

          "Business Day" shall mean any day other than a Saturday, a Sunday or a
           ------------
day on which banks in Los Angeles, California, Chicago, Illinois, or New York, New York are authorized or obligated to close their regular banking business.

          "Buy-Down Deposits" shall mean, with respect to any calendar month,
           -----------------
the average daily amount of free collected balances maintained in non-interest bearing accounts in the name of the Company (or held by the Company in trust for third parties) with a Tranche B Lender and/or the Tranche C Lender (after deducting float and balances required by such Lender under its normal practices to compensate such Lender for the maintenance of such accounts and taking into consideration reserve requirements (including but not limited to any FDIC premium) applicable to such accounts) and which balances are not included in determining "Buy-Down Deposits" or other similar classification under any other credit arrangements between such Lender and the Company.

          "Buy-Down Letter" shall mean a letter agreement (a) between the
           ---------------
Company and each Tranche B Lender, individually, establishing the terms applicable to such Tranche B Lender's agreement to make Tranche B Loans hereunder, including fees, or (b) between the Company and the Tranche C Lender, establishing the terms under which the Buy-Down Rate may be applicable to Tranche C Loans hereunder.

          "Buy-Down Rate" shall mean as to any Tranche B Loan or Tranche C Loan,
           -------------
such rate per annum as the Company and the Lender which agreed to advance such Tranche B Loan or Tranche C Loan shall have agreed.

          "Cash" shall mean the dollar amount of "Cash" of the Company set forth
           ----
in the most recent balance sheet of the Company.

          "Certificating Custodian" shall mean any Person, including, without
           -----------------------
limitation, the Collateral Agent, acting as the Company's "document custodian," "custodian" or "certificating custodian," as such terms are used in the applicable Agency Guide, for purposes of (a) certifying that the documentation relating to Mortgage Loans received by such Person from the Company (or the Collateral Agent) is complete and acceptable under the applicable Agency Guide for purposes of including such Mortgage Loan in a pool of Mortgage Loans in which Mortgage-Backed Securities will represent interests and (b) holding such documentation following formation of such pools and issuance of such Mortgage-Backed Securities. The Certificating Custodian shall at all times be party to the Agency Custodial Agreements.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

          "Collateral" shall have the meaning given such term in Paragraph 4 of
           ----------
the Security Agreement.

          "Collateral Agent" shall have the meaning given such term in the
           ----------------
introductory paragraph hereof, or such other Person which may be designated as such in accordance with the terms of the Security Agreement.

          "Collateral Confirmation Agreement" shall have the meaning given such
           ---------------------------------
term in subparagraph (q)(1) of the definition of "Eligible Mortgage Loan."

          "Collateral Value Determination" shall have the meaning given such
           ------------------------------
term in Paragraph 6 of the Security Agreement.

          "Collateral Value of the Borrowing Base" shall mean at any date (a)
           --------------------------------------
the sum of the Unit Collateral Values of all Eligible Mortgage Loans included in the Borrowing Base at such date, plus (b) without duplication, the total dollar amount of cash in the Settlement Account being held as cash collateral pursuant to Paragraph 7(k)(1) above.

          "Combined Percentage Shares" shall have the meaning given such term in
           --------------------------
Paragraph 2 of the Pledge Agreement.

          "Commitment Schedule and Allocation Notice" shall mean a notice in the
           -----------------------------------------
form of the Commitment Schedule and Allocation Notice in effect on the Effective Date attached hereto as Schedule IV.
                        -----------

          "Commonly Controlled Entity" of a Person shall mean a Person, whether
           --------------------------
or not incorporated, which is under common control with such Person within the meaning of Section 414(c) of the Code.

          "Company" shall have the meaning given such term in the introductory
           -------
paragraph hereof.

          "Contractual Obligation" as to any Person shall mean any provision of
           ----------------------
any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

          "Corporate Base Rate" shall mean a rate per annum equal to the
           -------------------
corporate base rate of interest publicly announced by FNBC from time to time, changing when and as said corporate base rate changes.

          "Current Ratio" shall mean at any date the ratio of current assets to
           -------------
current liabilities of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided, however, that in determining the Company's current assets for purposes hereof, the aggregate outstanding principal amount of all loans and advances outstanding to officers and employees of the Company and its Subsidiaries shall be excluded.

          "Current Weighted Average Take-Out Price" shall mean on any date the
           ---------------------------------------
Weighted Average Take-Out Price shown on the certificate most recently delivered by the Company to the Administrative Agent as provided in Paragraph 11(b)(5) above, unless otherwise agreed in writing by the Majority Lenders, the Administrative Agent and the Collateral Agent.

          "Effective Date" shall mean the date on which all of the conditions
           --------------
set forth in Paragraph 9(a) above are satisfied and the initial Loans shall be funded.

          "Effective Net Worth" shall mean at any date, as to the Company and
           -------------------
its Subsidiaries, (a) Book Net Worth (including the value of excess servicing net of reserves), minus (b) the aggregate outstanding principal amount of all loans and advances outstanding to officers and employees of the Company and its Subsidiaries, plus (c) the aggregate outstanding principal amount of all Subordinated Debt, minus (d) the capitalized value of the Company's servicing portfolio, minus (e) fifteen percent (15%) of the aggregate unpaid principal balance of all Mortgage Loans held by the Company for long-term investment purposes, all determined on a consolidated basis in accordance with GAAP.

          "Eligible Conforming Mortgage Loan" shall mean a Mortgage Loan with
           ---------------------------------
respect to which each of the following is accurate and complete (and the Company by including said Mortgage Loan in any computation of the Collateral Value of the Borrowing Base shall be deemed to so represent and warrant to the Administrative Agent, the Collateral Agent and the Lenders at and as of the date of such computation):

               (a) Said Mortgage Loan is an Eligible Mortgage Loan but not an Eligible Shipped Mortgage Loan;

               (b) Said Mortgage Loan is secured by a first priority deed of trust (or mortgage) on the related Property;

               (c) Said Mortgage Loan is insured by the FHA, guaranteed by the VA (or subject to a binding commitment to issue such insurance or guarantee) and/or conforms to all underwriting and other requirements of FNMA or FHLMC;

               (d) Said Mortgage Loan is not an Eligible Gestation Mortgage Loan; and

               (e) Said Mortgage Loan has not been included in the Borrowing Base for more than one hundred twenty (120) days; provided, however, that if said Mortgage Loan has previously been included in the Borrowing Base as an Eligible Manufactured Housing Mortgage Loan, said Mortgage Loan has not been included in the Borrowing Base as an Eligible Conforming Mortgage Loan for more than one hundred twenty (120) days.

          "Eligible Gestation Mortgage Loan" shall mean a Mortgage Loan with
           --------------------------------
respect to which each of the following statements is accurate and complete (and the Company by including said Mortgage Loan in any computation of the Collateral Value of the Borrowing Base shall be deemed to so represent and warrant to the Administrative Agent, the Collateral Agent and the Lenders at and as of the date of such computation):

               (a) Said Mortgage Loan meets all of the requirements in the definition of Eligible Conforming Mortgage Loan (except the requirement set forth in subparagraph (d) of such definition) and was included in the Borrowing Base as an Eligible Conforming Mortgage Loan prior to its inclusion as an Eligible Gestation Mortgage Loan; and

               (b) The documentation relating to said Mortgage Loan has been certified, on the Business Day immediately preceding the date said Mortgage Loan is to be included in the Borrowing Base as an Eligible Gestation Mortgage Loan (or at the sole discretion of the Collateral Agent, on the same Business Day said Mortgage Loan is to be included in the Borrowing Base as an Eligible Gestation Mortgage Loan), by a Certificating Custodian as complete and acceptable under the applicable Agency Guide for purposes of including said Mortgage Loan in a pool of Mortgage Loans in which a Mortgage-Backed Security will represent an interest.

          "Eligible HELOC Asset" shall mean a  Mortgage Loan with respect to
           --------------------
which each of the following statements is accurate and complete (and the Company by including said Mortgage Loan in any computation of the Collateral Value of the Borrowing Base shall be deemed to so represent to the Administrative Agent, the Collateral Agent and the Lenders at and as of the date of such computation):

               (a)  Said Mortgage Loan is an Eligible Mortgage Loan;

               (b) Said Mortgage Loan is secured by a first or second priority deed of trust (or mortgage) on the related Property;

               (c) Said Mortgage Loan has not been previously included in the Borrowing Base;

               (d) Said Mortgage Loan is not a graduated payment Mortgage Loan and the Unit Collateral Value of said Mortgage Loan, when added to the Unit Collateral Values of all other Eligible HELOC Assets included in the Borrowing Base, does not exceed twenty percent (20%) of the Aggregate Credit Limit;

               (e) Said Mortgage Loan does not have a Loan-to-Value Ratio of greater than one hundred percent (100%);

               (f) Said Mortgage Loan has not been included in the Borrowing Base for more than one hundred twenty (120) days;

               (g) If the face amount of the promissory note relating to said Mortgage Loan is greater than $100,000, then the Unit Collateral Value of said Mortgage Loan, when added to the Unit Collateral Values of all other such Eligible HELOC Assets included in the Borrowing Base, does not exceed five percent (5%) of the Aggregate Credit Limit;

               (h) If the Loan-to-Value Ratio of said Mortgage Loan is greater than ninety percent (90%), then the Unit Collateral Value of said Mortgage Loan, when added to the Unit Collateral Values of all other such Eligible HELOC Assets included in the Borrowing Base, does not exceed six percent (6%) of the Aggregate Credit Limit;

               (i) (1) If the face amount of the promissory note relating to said Mortgage Loan plus the principal amount outstanding under the first priority deed of trust (or mortgage) on the related Property is greater than $300,000.00 but less than $650,000.00, then the Unit Collateral Value of said Mortgage Loan, when added to the Unit Collateral Values of all other such Eligible HELOC Assets included in the Borrowing Base, does not exceed ten percent (10%) of the Aggregate Credit Limit, and (2) if the face amount of the promissory note relating to said Mortgage Loan plus the principal amount outstanding under the first priority deed of trust (or mortgage) on the related Property is equal to or greater than $650,000.00 but less than $1,000,000.00, then the Unit Collateral Value of said Mortgage Loan, when added to the Unit Collateral Values of all other such Eligible HELOC Assets included in the Borrowing Base, does not exceed three percent (3%) of the Aggregate Credit Limit; and

               (j) Said Mortgage Loan generally conforms to all underwriting and other requirements of an Approved HELOC Investor.



          "Eligible High LTV Mortgage Loan" shall mean a Mortgage Loan with
           -------------------------------
respect to which each of the following statements is accurate and complete (and the Company by including said Mortgage Loan in any computation of the Collateral Value of the Borrowing Base shall be deemed to so represent to the Administrative Agent, the Collateral Agent and the Lenders at and as of the date of such computation):

               (a) Said Mortgage Loan is an Eligible Mortgage Loan;

               (b) The Unit Collateral Value of said Mortgage Loan, when added to the Unit Collateral Values of all other Eligible High LTV Mortgage Loans included in the computation of the Collateral Value of the Borrowing Base, does not exceed five percent (5%) of the Aggregate Credit Limit;

               (c) Said Mortgage Loan is secured by a first or second priority deed of trust (or mortgage) on the related Property;

               (d) Said Mortgage Loan does not have a Loan-to-Value Ratio of greater than one hundred twenty-five percent (125%);

               (e) The Obligor on said Mortgage Loan had a FICO score of not less than 680 or, if the Obligor on said Mortgage Loan had a FICO score of less than 680, the Unit Collateral Value of said Mortgage Loan, when added to the Unit Collateral Values of all other Eligible High LTV Mortgage Loans the Obligor on which had a FICO score of less than 680 included in the computation of the Collateral Value of the Borrowing Base does not exceed one half of one percent (0.50%) of the Aggregate Credit Limit;

               (f) Said Mortgage Loan has not been included in the Borrowing Base for more than forty-five (45) days;

               (g) The original principal balance of said Mortgage Loan did not exceed $75,000.00; and

               (h) Said Mortgage Loan generally conforms to all underwriting and other requirements of an Approved High LTV Investor and, in addition, if the Obligor on said Mortgage Loan had a FICO score of less than 680, said Mortgage Loan generally conforms to all underwriting standards of FNMA or FHLMC.

          "Eligible Manufactured Housing Mortgage Loan" shall mean a Mortgage
           -------------------------------------------
Loan with respect to which each of the following statements is accurate and complete (and the Company by including said Mortgage Loan in any computation of the Collateral Value of the Borrowing Base shall be deemed to so represent to the Administrative Agent, the Collateral Agent and the Lenders at and as of the date of such computation):

               (a) Said Mortgage Loan is an Eligible Mortgage Loan;

               (b) Said Mortgage Loan is secured by a first priority deed of trust (or mortgage) on the related Property;

               (c) Said Mortgage Loan has not been previously included in the Borrowing Base;

               (d) The face amount of the promissory note underlying said Mortgage Loan, when added to the face amount of all promissory notes underlying all other Eligible Manufactured Housing Mortgage Loans included in the Borrowing Base, does not exceed ten percent (10%) of the Aggregate Credit Limit;

               (e) Said Mortgage Loan does not have a Loan-to-Value Ratio of greater than ninety-seven percent (97%);

               (f) Said Mortgage Loan has not been included in the Borrowing Base for more than one hundred fifty (150) days;

               (g) The face amount of the promissory note underlying said Mortgage Loan does not exceed the maximum principal amount allowed by FNMA, FHLMC or FHA and VA, as applicable, and the proceeds of said Mortgage Loan are utilized by the related Obligor to facilitate the permanent attachment of a new Manufactured Home on the related Property;

               (h) All work required to be done in accordance with the timeframe set forth in the related construction loan agreement has been and will be completed on time and in conformance with all required specifications and standards necessary to allow a certificate of occupancy to be issued for the completed Manufactured Home on or before the completion date set forth in the related construction loan agreement;

               (i) The Property securing said Mortgage Loan is located in an Acceptable Manufactured Housing State;

               (j) Upon completion and attachment of the related Manufactured Home to the related Property, said Mortgage Loan will meet all underwriting and other criteria for purchase by FNMA, FHLMC or FHA and VA, as applicable, under the Take-Out Commitment relating to said Mortgage Loan;

               (k) The Manufactured Home financed with the proceeds of said Mortgage Loan is a new Manufactured Home which has not previously been financed;

               (l) The Company has advanced the Required Manufactured Housing Mortgage Loan Disbursement for said Mortgage Loan; and

               (m) All actions required to create a valid and enforceable first priority perfected security interest in and lien upon said Mortgage Loan, the related Manufactured Home, the related Property and all documents and instruments relating to said Mortgage Loan, in favor of the Collateral Agent for the benefit of the Lenders, have been taken.

          "Eligible Mortgage Loan" shall mean a Mortgage Loan with respect to
           ----------------------
which each of the following statements is accurate and complete (and the Company by including said Mortgage Loan in any computation of the Collateral Value of the Borrowing Base shall be deemed to so represent and warrant to the Administrative Agent, the Collateral Agent and the Lenders at and as of the date of such computation):

               (a) Said Mortgage Loan is a binding and valid obligation of the Obligor thereon, in full force and effect and enforceable in accordance with its terms;

               (b) Said Mortgage Loan is genuine in all respects as appearing on its face and as represented in the books and records of the Company, and all information set forth therein is true and correct;

               (c) Except to the extent permitted under subparagraph (d) below, said Mortgage Loan is free of any default of any party thereto (including the Company), counterclaims, offsets and defenses and from any rescission, cancellation or avoidance, and all right thereof, whether by operation of law or otherwise;

               (d) Unless said Mortgage Loan is an Eligible Manufactured Housing Mortgage Loan no payment under said Mortgage Loan is more than thirty (30) days past due the payment due date set forth in the underlying promissory note and deed of trust (or mortgage) and if said Mortgage Loan is an Eligible Manufactured Housing Mortgage Loan no payment under said Mortgage Loan is past due the payment due date set forth in the underlying promissory note and deed of trust (or mortgage);

               (e) Said Mortgage Loan contains the entire agreement of the parties thereto with respect to the subject matter thereof, has not been modified or amended in any respect and is free of concessions or understandings with the Obligor thereon of any kind not expressed in writing therein;

               (f) Said Mortgage Loan is in all respects as required by and in accordance with all applicable laws and regulations governing the same, including, without limitation, the federal Consumer Credit Protection Act and the regulations promulgated thereunder and all applicable usury laws and restrictions, and all notices, disclosures and other statements or information required by law or regulation to be given, and any other act required by law or regulation to be performed, in connection with said Mortgage Loan have been given and performed as required;

               (g) All advance payments and other deposits on said Mortgage Loan, which are represented as actually paid by the Obligor thereon, have been paid in cash, and no part of said sums has been loaned, directly or indirectly, by the Company to the Obligor thereon and, other than as disclosed to the Administrative Agent in writing, there have been no prepayments on said Mortgage Loan;

               (h) At all times said Mortgage Loan is free and clear of all Liens, except in favor of the Lenders;

               (i) The Property covered by said Mortgage Loan is insured against loss or damage by fire and all other hazards normally included within standard extended coverage in accordance with the provisions of said Mortgage Loan with the Company named as a loss payee thereon;

               (j) The Property covered by said Mortgage Loan is free and clear of all Liens except in favor of the Company subject only to (1) the Lien of current real property taxes and assessments not yet due and payable; (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record, as of the date of recording, as are acceptable to mortgage lending institutions generally and specifically referred to in a lender's title insurance policy delivered to the originator of said Mortgage Loan and (i) referred to or otherwise considered in the appraisal made for the originator of said Mortgage Loan or (ii) which do not materially adversely affect the appraised value of such Property as set forth in such appraisal; (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by said Mortgage Loan or the use, enjoyment, value or marketability of the related Property; and (4) a prior first Lien to the extent said Mortgage Loan is an Eligible HELOC Asset or an Eligible High LTV Mortgage Loan;

               (k) If said Mortgage Loan has been withdrawn from the possession of the Collateral Agent on terms and subject to conditions set forth in the Security Agreement:

                   (1) If said Mortgage Loan was withdrawn by the Company for purposes of correcting clerical or other non-substantive documentation problems: (i) the promissory note and other documents relating to said Mortgage Loan were returned to the Collateral Agent within ten (10) calendar days from the date of withdrawal, (ii) said Mortgage Loan was released to the Company pursuant to the trust receipt procedure described in Paragraph 6 of the Security Agreement, and (iii) the Unit Collateral Value of said Mortgage Loan when added to the Unit Collateral Values of all other Mortgage Loans included in the Borrowing Base which have been similarly released to the Company does not exceed $1,000,000.00;

                   (2) If said Mortgage Loan was shipped by the Collateral Agent directly to a permanent investor for purchase, the full purchase price therefor has been received by the Collateral Agent (or said Mortgage Loan has been returned to the Collateral Agent) within forty-five (45) days from the date of shipment by the Collateral Agent; provided, however, that if such permanent investor is FHLMC, FNMA or GNMA, then the purchase price therefor has been received by the Collateral Agent (or said Mortgage Loan has been returned to the Collateral Agent) within sixty (60) days from the date of shipment by the Collateral Agent; and

                   (3) If said Mortgage Loan was shipped by the Collateral Agent directly to a custodian for purposes of formation of a pool supporting a Warehouse-Related MBS, the Warehouse-Related MBS is issued and sold and the purchase price therefor has been received by the Collateral Agent (or said Mortgage Loan has been returned to the Collateral Agent) within forty-five (45) days from the date of shipment by the Collateral Agent; provided, however, that if the guarantor or issuer of such Warehouse-Related MBS is GNMA, FNMA or FHLMC, then the purchase price therefor has been received by the Collateral Agent (or said Mortgage Loan has been returned to the Collateral Agent) within sixty (60) days from the date of shipment by the Collateral Agent;

               (l) Unless said Mortgage Loan is an Eligible Manufactured Housing Mortgage Loan, said Mortgage Loan is covered by a Take-Out Commitment which is in full force and effect, the Company and said Mortgage Loan are in full compliance therewith and, if such Take-Out Commitment constitutes a delivery commitment, such Take-Out Commitment is for a price not less than the Take-Out Commitment under which the Unit Collateral Value of said Mortgage Loan was originally determined, or said Mortgage Loan is subject to a Hedging Program; provided, however, that if said Mortgage Loan is an Eligible Manufactured Housing Mortgage Loan, then upon completion and permanent attachment of the related Manufactured Home to the related Property, said Mortgage Loan is covered by a Take-Out Commitment which is in full force and effect and the Company and said Mortgage Loan are in full compliance therewith;

               (m) The date of the underlying promissory note is no earlier than one hundred eighty (180) days prior to the date said Mortgage Loan is first included in the Borrowing Base; provided, however, that if the date of the underlying promissory note is earlier than sixty (60) days prior to the date said Mortgage Loan is first included in the Borrowing Base, the Unit Collateral Value of said Mortgage Loan when added to the Unit Collateral Values of all other such Mortgage Loans included in the computation of the Collateral Value of the Borrowing Base, does not exceed one percent (1%) of the Aggregate Credit Limit and, provided further, that if said Mortgage Loan is an Eligible Repurchase Mortgage Loan, the Unit Collateral Value of said Mortgage Loan, when added to the Unit Collateral Values of all other Eligible Repurchase Mortgage Loans included in the Borrowing Base with a note date earlier than sixty (60) days prior to the date such other Eligible Repurchase Mortgage Loans were first included in the Borrowing Base, does not exceed $1,000,000.00;

               (n) If said Mortgage Loan is FHA insured or VA guaranteed, such insurance or guaranty (or a binding commitment to issue such insurance or guaranty) is in full force and effect;

               (o) The Property securing said Mortgage Loan is located in an Acceptable State;

               (p) The improvements on the related Property consist of a completed one-to-four family residence; provided, however, that if said Mortgage Loan is an Eligible Manufactured Housing Mortgage Loan, then upon completion and permanent attachment of the related Manufactured Home, the improvements on the related Property shall consist of a completed one-to-four family residence;

               (q) There has been delivered to the Collateral Agent for said Mortgage Loan:

                   (1) Those items described on Exhibit J attached hereto (the
                                                ---------
     "Required Documents") prior to the inclusion of said Mortgage Loan in the Borrowing

     Base or, if such items have not been delivered to the Collateral Agent, (i) the Collateral Agent has received an agreement in the form of that attached hereto as Exhibit K (a "Collateral Confirmation Agreement") relating to
               ---------
     said Mortgage Loan on or prior to the date said Mortgage Loan is first included in the Borrowing Base, (ii) such items are received by the Collateral Agent within eight (8) Business Days after said Mortgage Loan is first included in the Borrowing Base, (iii) the Unit Collateral Value of said Mortgage Loan, when added to the Unit Collateral Values of all other Mortgage Loans included in the computation of the Collateral Value of the Borrowing Base for which the Required Documents have not been received by the Collateral Agent, does not exceed (x) during the period from the fifth Business Day preceding the last day of each calendar month to and including the fifth Business Day of the next calendar month, thirty percent (30%) of the Aggregate Credit Limit and (y) at all other times, twenty percent (20%) of the Aggregate Credit Limit; and (iv) if the Required Documents for said Mortgage Loan are received by the Collateral Agent later than five (5) Business Days after said Mortgage Loan is first included in the Borrowing Base, the Unit Collateral Value of said Mortgage Loan, when added to the Unit Collateral Values of all other Mortgage Loans included in the computation of the Collateral Value of the Borrowing Base for which the Required Documents are received by the Collateral Agent later than five (5) Business Days after said Mortgage Loan is first included in the Borrowing Base, does not exceed $5,000,000.00;

                   (2) If the Collateral Agent has so requested in writing, the additional items described on Exhibit L attached hereto (the "Additional
                                   ---------
     Required Documents"); and

                   (3) If said Mortgage Loan is to be included in the Borrowing Base as an Eligible Gestation Mortgage Loan, a FHLMC Custodial Certification Schedule (Form 1034), a FNMA Schedule of Mortgages (Form
     2005) or a GNMA Schedule of Pooled Mortgages (HUD Form 11706) (or any comparable or successor form thereto) listing said Mortgage Loan as a Mortgage Loan to be pooled in a Mortgage-Backed Security, in each case completed and duly executed by a Certificating Custodian on or prior to the inclusion of said Mortgage Loan in the Borrowing Base as an Eligible Gestation Mortgage Loan; provided, however, that the Collateral Agent may accept such other evidence satisfactory to it in its sole discretion, including, without limitation, FHLMC's "Contract Delivery Status" report, in lieu of an executed FHLMC Custodial Certification Schedule (Form 1034) for the purpose of including said Mortgage Loan in the Borrowing Base as an Eligible Gestation Mortgage Loan;

               (r) The Collateral Agent has had an opportunity to review for said Mortgage Loan the items delivered to the Collateral Agent referred to in subparagraph (q) above;

               (s) Said Mortgage Loan is not subject to any servicing arrangement with any Person other than the Company nor are any servicing rights relating to said Mortgage Loan subject to any Lien, claim, interest or negative pledge in favor of any Person, except for subservicing arrangements approved by the Majority Lenders;

               (t) Unless said Mortgage Loan is an Eligible High LTV Mortgage Loan, the appraisal obtained by the Company in connection with the origination of said Mortgage Loan satisfies all appraisal requirements under the Financial Institutions Reform, Recovery and Enforcement Act of 1989 for similar loans originated by federally insured depository institutions and if said Mortgage Loan is an Eligible High LTV Mortgage Loan: (1) the appraisal obtained by the Company in connection with the origination of said Mortgage Loan is in a form customarily required as a matter of prudent industry practice for similar Mortgage Loans and (2) in any event, the Company is not relying on the value of the underlying Property as the source of repayment of said Mortgage Loan;

               (u) The Loan-to-Value Ratio of said Mortgage Loan does not exceed the following limits: (i) if said Mortgage Loan is a No-Equity Mortgage Loan or an Eligible HELOC Asset, one hundred percent (100%); (ii) if said Mortgage Loan is an Eligible Conforming Mortgage Loan subject to a Take-Out Commitment from FNMA covering said Mortgage Loan, or if said Mortgage Loan is an Eligible Manufactured Housing Mortgage Loan, ninety-seven percent (97%); (iii) if said Mortgage Loan is an Eligible High LTV Mortgage Loan, one hundred twenty-five percent (125%), (iv) if said Mortgage Loan is an Eligible Non-Agency Mortgage Loan, ninety percent (90%) and (v) in all other cases, ninety-five percent (95%);

               (v) If said Mortgage Loan has a Loan-to-Value Ratio greater than eighty percent (80%) and: (i) is not an Eligible HELOC Asset, (ii) is not subject to a commitment by the VA or FHA to guarantee or insure repayment thereof, and (iii) is not to be included in the Borrowing Base as an Eligible Non-Agency Mortgage Loan, then said Mortgage Loan is covered by a policy of private mortgage insurance acceptable to FNMA or the Approved Investor issuing the Take-Out Commitment for said Mortgage Loan; and

               (w) Said Mortgage Loan is included in the Borrowing Base as only one Type of Mortgage Loan.

In determining the eligibility of any Mortgage Loan, any of the requirements for eligibility (other than the requirements contained in subparagraphs (h), (i), (l), (n), (o) and (p) above) may be waived by the Administrative Agent in its sole discretion (with such waiver to be expressly given by the Administrative Agent to the Collateral Agent and notice of such waiver to be given by the Collateral Agent to all Lenders in the next collateral report provided to the Lenders pursuant to Paragraph 8 of the Security Agreement if such waiver is in force on the date of such collateral report); provided, however, that any Mortgage Loan which is accepted by the Administrative Agent as an Eligible Mortgage Loan pursuant to such waiver (an "Eligible Waiver Mortgage Loan") shall cease to be an Eligible Waiver Mortgage Loan upon written notice of the retraction of such waiver given to the Company by the Administrative Agent unless at the time of giving such notice the deficiency which originally required such waiver has been cured and such Eligible Waiver Mortgage Loan meets all other requirements for an Eligible Mortgage Loan; provided further, that the Unit Collateral Value of any Mortgage Loan accepted by the Administrative Agent as an Eligible Waiver Mortgage Loan, when added to the Unit Collateral Values of all other Eligible Waiver Mortgage Loans accepted by the Administrative Agent, does not exceed $10,000,000.00. Notwithstanding anything set forth herein, the Administrative Agent may grant temporary waivers of strict compliance by the Company with the eligibility requirements regarding qualification of Mortgage Loans as Eligible Mortgage Loans or with any lending or Borrowing Base sublimits set forth herein when the Administrative Agent deems it appropriate, in its sole discretion, up to any amount for up to three (3) Business Days, if the satisfaction of such eligibility requirements or sublimits cannot be independently determined because of events beyond the reasonable control of the Company (i.e. natural disasters, transmission failures, etc.), provided that, if such determination cannot be made for more than one (1) Business Day, the Company certified in writing that all such eligibility requirements and sublimits are in fact satisfied.

          "Eligible Non-Agency Mortgage Loan" shall mean a Mortgage Loan with
           ---------------------------------
respect to which each of the following is accurate and complete (and the Company by including said Mortgage Loan in any computation of the Collateral Value of the Borrowing Base shall be deemed to so represent and warrant to the Administrative Agent, the Collateral Agent and the Lenders at and as of the date of such computation):

               (a) Said Mortgage Loan is an Eligible Mortgage Loan but not an Eligible Shipped Mortgage Loan, and if said Mortgage Loan has a Loan-to-Value Ratio greater than eighty-five percent (85%), said Mortgage Loan is covered by a policy of private mortgage insurance acceptable to the Approved Non-Agency Investor issuing the Take-Out Commitment for said Mortgage Loan;

               (b) Said Mortgage Loan is secured by a first priority deed of trust (or mortgage) on the related Property;

               (c) Said Mortgage Loan does not conform to the underwriting or other criteria for purchase by FNMA or FHLMC;

               (d) Said Mortgage Loan has not been previously included in the Borrowing Base;

               (e) Said Mortgage Loan is covered by a Take-Out Commitment under which said Mortgage Loan will be sold to the Approved Non-Agency Investor issuing such Take-Out Commitment on a non-recourse basis;

               (f) Said Mortgage Loan has been expressly pre-approved in writing by the Approved Non-Agency Investor issuing the Take-Out Commitment for said Mortgage Loan, or is underwritten by the Company pursuant to delegated underwriting authority granted to the Company by the Approved Non-Agency Investor issuing such Take-Out Commitment;

               (g) Said Mortgage Loan has not been included in the Borrowing Base for more than one hundred and twenty (120) days; and

               (h) The Unit Collateral Value of said Mortgage Loan, when added to the Unit Collateral Values of all other Eligible Non-Agency Mortgage Loans, does not exceed fifteen percent (15%) of the Aggregate Credit Limit.

          "Eligible Non-Conforming Mortgage Loan" shall mean a Mortgage Loan
           -------------------------------------
with respect to which each of the following is accurate and complete (and the Company by including said Mortgage Loan in any computation of the Collateral Value of the Borrowing Base shall be deemed to so represent and warrant to the Administrative Agent, the Collateral Agent and the Lenders at and as of the date of such computation):

               (a) Said Mortgage Loan is an Eligible Mortgage Loan but not an Eligible Shipped Mortgage Loan;

               (b) Said Mortgage Loan is secured by a first priority deed of trust (or mortgage) on the related Property;

               (c) Said Mortgage Loan generally conforms to all underwriting and other requirements of FNMA or FHLMC with respect to credit quality, and otherwise conforms in all material respects to all underwriting and other requirements of the applicable Approved Investor;

               (d) Said Mortgage Loan has not been included in the Borrowing Base for more than: (1) if said Mortgage Loan has an original principal balance not in excess of $650,000.00, one hundred twenty (120) days; and (2) if said Mortgage Loan has an original principal balance in excess of $650,000.00, ninety
(90) days;

               (e) If said Mortgage Loan had an original principal balance in excess of $650,000.00, said Mortgage Loan has been pre-approved in writing by an Approved Investor as acceptable for purchase under its Take-Out Commitment or, if an Approved Investor has granted the Company written delegated underwriting authority as to said Mortgage Loan, said Mortgage Loan complies with the underwriting standards specified by such Approved Investor;

               (f) If said Mortgage Loan had an original principal balance in excess of $650,000.00, the Unit Collateral Value of said Mortgage Loan, when added to the Unit Collateral Value of all other Eligible Non-Conforming Mortgage Loans with an original principal balance in excess of $650,000.00 included in the Borrowing Base, does not exceed ten percent (10%) of the Aggregate Credit Limit;

               (g) If said Mortgage Loan had an original principal balance in excess of $1,000,000.00 but less than $1,750,000.00, the Unit Collateral Value of said Mortgage Loan, when added to the Unit Collateral Values of all other Eligible Non-Conforming Mortgage Loans with an original principal balance in excess of $1,000,000.00 but less than $1,750,000.00 included in the Borrowing Base, does not exceed five percent (5%) of the Aggregate Credit Limit;

               (h) If said Mortgage Loan had an original principal balance in excess of $1,750,000.00, the Unit Collateral Value of said Mortgage Loan, when added to the Unit Collateral Values of all other Eligible Non-Conforming Mortgage Loans with an original principal balance in excess of $1,750,000.00 included in the Borrowing Base, does not exceed three and one-half percent (3.5%) of the Aggregate Credit Limit; and

               (i) The original principal balance of said Mortgage Loan does not exceed $3,000,000.00.

          "Eligible Repurchase Mortgage Loan" shall mean a Mortgage Loan with
           ---------------------------------
respect to which each of the following statements is accurate and complete (and the Company by including said Mortgage Loan in any computation of the Collateral Value of the Borrowing Base shall be deemed to so represent and warrant to the Administrative Agent, the Collateral Agent and the Lenders at and as of the date of such computation):

               (a) Said Mortgage Loan is an Eligible Mortgage Loan but not an Eligible Shipped Mortgage Loan;

               (b) Said Mortgage Loan has been rejected for purchase by an Approved Investor or has been repurchased from an Approved Investor;

               (c) Said Mortgage Loan has not been included in the Borrowing Base for more than two hundred and seventy (270) days; and

               (d) The Unit Collateral Value of said Mortgage Loan, when added to the Unit Collateral Values of all other Eligible Repurchase Mortgage Loans, does not exceed the lesser of: (i) $10,000,000.00 and (ii) five percent (5%) of the Aggregate Credit Limit.

          "Eligible Servicing Portfolio" shall mean the Company's mortgage/trust
           ----------------------------
deed servicing portfolio, exclusive of the following: (a) any servicing of Mortgage Loans owned by the Company, (b) any servicing performed pursuant to subservicing arrangements (other than that technically styled as subservicing but performed under a contract directly between the Company and FNMA, FHLMC or the master servicer under a private mortgage-related security program), (c) any servicing of Mortgage Loans which the Company has a direct obligation to repurchase from the applicable investor pursuant to a recourse arrangement, (d) any servicing subject to any Lien (other than the Liens in favor of the "Collateral Agent" for the benefit of the "Lenders" under the Servicing Secured Credit Agreement), (e) any servicing of Mortgage Loans in foreclosure or the payments in respect of which are past due more than sixty (60) days, and (f) any servicing of Mortgage Loans which are not first priority Mortgage Loans and which have an aggregate outstanding principal balance in excess of $350,000,000.00.

          "Eligible Shipped Mortgage Loan" shall mean a Mortgage Loan with
           ------------------------------
respect to which each of the following statements is accurate and complete (and the Company by including said Mortgage Loan in any computation of the Collateral Value of the Borrowing Base shall be deemed to so represent and warrant to the Administrative Agent, the Collateral Agent and the Lenders at and as of the date of such computation):

               (a) Said Mortgage Loan is an Eligible Mortgage Loan; and

               (b) Said Mortgage Loan has been shipped by the Collateral Agent pursuant to a bailee letter directly to an Approved Investor for purchase and the purchase price therefor has not yet been received by the Collateral Agent.

          "Eligible Waiver Mortgage Loan" shall have the meaning given such term
           -----------------------------
in the last paragraph of the defined term "Eligible Mortgage Loan."

          "Encumbered Eligible Servicing Portfolio" shall mean that portion of
           ---------------------------------------
the Eligible Servicing Portfolio consisting of all now existing and hereafter arising rights of the Company to service, collect and administer Mortgage Loans under all servicing contracts pledged from time to time as collateral security under the Servicing Secured Credit Agreement and the "Security Agreement" in connection therewith.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as the same may from time to time be supplemented or amended.

          "ERISA Affiliate" shall mean, with respect to any Person, any trade or
           ---------------
business (whether or not incorporated) that is a member of the group of which such Person is a member and which is treated as a single employer under Section 414 of the Code and the rules and regulations thereunder in effect from time to time.

          "Eurodollar Business Day" shall mean a Business Day on which
           -----------------------
commercial banks in London, England are open for domestic and international business.

          "Eurodollar Interest Period" shall mean with respect to any Eurodollar
           --------------------------
Loan, the period commencing on the date advanced and ending fourteen days, one month, two months or three months thereafter, as designated in the related Loan Request; provided, however, that (a) any Eurodollar Interest Period which would otherwise end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless by such extension it would fall in another calendar month, in which case such Eurodollar Interest Period shall end on the immediately preceding Eurodollar Business Day; (b) any one-month, two-month or three-month Eurodollar Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month during which such Eurodollar Interest Period is to end shall, subject to the provisions of clause (a) hereof, end on the last day of such calendar month; and (c) no Eurodollar Interest Period shall extend beyond the Maturity Date.

          "Eurodollar Loans" shall mean Tranche A Loans during such time as they
           ----------------
are being maintained at a rate of interest based upon the Eurodollar Rate.

          "Eurodollar Rate" shall mean: (a) with respect to any fourteen-day
           ---------------
Eurodollar Interest Period, the rate determined by the Administrative Agent as the rate at which deposits in immediately available U.S. dollars in an amount equal to the aggregate amount of Eurodollar Loans proposed to be subject to such rate having a maturity approximately equal to such Eurodollar Interest Period are offered by FNBC to first-class banks in the interbank market at or about 10:00 a.m. (Chicago time) two Eurodollar Business Days prior to the first day of such Eurodollar Interest Period, for delivery on the first day of such Eurodollar Interest Period, or (b) with respect to any one-month, two-month or three-month Eurodollar Interest Period, the rate at which deposits in immediately available U.S. dollars in an amount equal to the aggregate amount of Eurodollar Loans proposed to be subject to such rate and having a maturity approximately equal to such Eurodollar Interest Period are offered by FNBC to first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Eurodollar Business Days prior to the first day of such Eurodollar Interest Period, for delivery on the first day of such Eurodollar Interest Period.

          "Eurodollar Reserve Percentage" shall mean for any day, that
           -----------------------------
percentage, expressed as a decimal, which is in effect on such day, as specified by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed on eurocurrency liabilities.

          "Eurodollar Spread" shall mean three-quarters of one percent (0.75%).
           -----------------

          "Event of Default" shall have the meaning set forth in Paragraph 13
           ----------------
above.

          "Existing Credit Agreement" shall have the meaning given such term in
           -------------------------
Recital A above.

          "Existing Security Agreement" shall have the meaning given such term
           ---------------------------
in Paragraph 8(a) above.

          "Fair Market Value" shall mean at any date with respect to any
           -----------------
Mortgage Loan, the market price for thirty (30) day mandatory future delivery of such Mortgage Loan quoted by Telerate or, if not so quoted, the bid price quoted in writing to the Administrative Agent as of the computation date by any two nationally recognized dealers selected by the Administrative Agent who at the time are making a market in similar Mortgage Loans, multiplied, in any case, by the par amount thereof.

          "Fair Market Value of the Borrowing Base" shall mean at any date (a)
           ---------------------------------------
the sum of the Fair Market Values of all Eligible Mortgage Loans included in the Borrowing Base at such date, plus (b) without duplication, the total dollar amount of cash in the Settlement Account being held as cash collateral pursuant to Paragraph 7(k)(1) above.

          "Federal Funds Funding Rate" shall mean for any Federal Funds Rate
           --------------------------
Loan on any day such Federal Funds Rate Loan is outstanding, the rate per annum equal to the consensus (or if no consensus exists, the arithmetic average) of the rates at which reserves are offered by first-class banks to other first-class banks at approximately 10:00 a.m. (Chicago time) on such day (or if such day is not a Business Day, on the immediately preceding Business Day) on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

          "Federal Funds Pricing Spread" shall mean: (a) for any Tranche A Loan
           ----------------------------
maintained as a Federal Funds Rate Loan, seven-eighths of one percent (0.875%), and (b) for any Tranche D Loan, one-half of one percent (0.50%).

          "Federal Funds Rate Loans" shall mean Tranche A Loans and Tranche D
           ------------------------
Loans during such time as they are being maintained at the Applicable Federal Funds Rate.

          "FHA" shall mean the Federal Housing Administration and any successor
           ---
agency.

          "FHLMC" shall mean the Federal Home Loan Mortgage Corporation and any
           -----
successor agency.

          "FHLMC Custodial Agreement" shall mean the agreement, as amended,
           -------------------------
modified or supplemented from time to time, among FHLMC, the Company and any Person meeting the eligibility requirements set forth in the FHLMC Guide to serve as a "custodian," as such term is used in the FHLMC Guide, pursuant to which such Person is authorized to act as a Certificating Custodian.

          "FHLMC Guide" shall mean the "Sellers & Servicers' Guide" published by
           -----------
FHLMC, as amended, modified or supplemented from time to time.

          "FNBC" shall have the meaning given such term in the introductory
           ----
paragraph hereof.

          "FNMA" shall mean the Federal National Mortgage Association and any
           ----
successor agency.

          "FNMA Custodial Agreement" shall mean the agreement, as amended,
           ------------------------
modified or supplemented from time to time, among FNMA, the Company and any Person meeting the eligibility requirements set forth in the FNMA Guide to serve as a "document custodian," as such term is used in the FNMA Guide, pursuant to which such Person is authorized to act as a Certificating Custodian.

          "FNMA Guide" shall mean, collectively, the "Selling Guide" and the
           ----------
"Servicing Guide" published by FNMA, as amended, modified or supplemented from time to time.

          "Funding Account" shall mean Account No. 5268192 maintained in the
           ---------------
Company's name alone with the Administrative Agent at its office at One First National Plaza, Chicago, Illinois 60670.

          "Funding Check" shall mean a check issued by or on behalf of the
           -------------
Company the proceeds of which will be used to close the origination of a Mortgage Loan designated for inclusion in the Borrowing Base and which check has not been presented for payment and cleared.

          "GAAP" shall mean generally accepted accounting principles in the
           ----
United States of America in effect from time to time.

          "Gestation Certificate" shall have the meaning given such term in
           ---------------------
Paragraph 2(b) of the Security Agreement.

          "GNMA" shall mean the Government National Mortgage Association and any
           ----
successor agency.

          "GNMA Custodial Agreement" shall mean the agreement, as amended,
           ------------------------
modified or supplemented from time to time, among GNMA, the Company and any Person meeting the eligibility requirements set forth in the GNMA Guide to serve as a "certificating custodian," as such term is used in the GNMA Guide, pursuant to which such Person is authorized to act as a Certificating Custodian.

          "GNMA Guide" shall mean, collectively, the "GNMA I Mortgage-Backed
           ----------
Securities Guide" and the "GNMA II Mortgage-Backed Securities Guide" published by HUD, as amended, modified or supplemented from time to time.

          "Governmental Authority" shall mean any nation or government, any
           ----------------------
state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Hedge Contract" shall mean a bona fide, existing contract to buy or
           --------------
sell an instrument on the futures market, the options market or the forward mortgage-backed securities market or an option or financial future purchased over the counter for future delivery of such instrument, each of the above issued in accordance with the requirements of a Hedging Program.

          "Hedging Program" shall mean a program for hedging interest rate risks
           ---------------
of the Company, which program shall provide, without limitation, that all Hedge Contracts will be placed with futures commission merchants or clearing houses, if applicable, with whom the Company has written, assignable agreements.

          "HMSI" shall mean Headlands Mortgage Securities, Inc., a Delaware
           ----
corporation.

          "HUD" shall mean the Department of Housing and Urban Development and
           ---
any successor thereto.

          "Increasing Lender" shall have the meaning given such term in
           -----------------
Paragraph 15(k) above.

          "Indebtedness" of any Person shall mean all items of indebtedness
           ------------
which, in accordance with GAAP and practices, would be included in determining liabilities as shown on the liability side of a statement of condition of such Person as of the date as of which indebtedness is to be determined, including, without limitation, all obligations for money borrowed and capitalized lease obligations, and shall also include all indebtedness and liabilities of others assumed or guaranteed by such Person or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection) whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise.

          "Interim Date" shall mean July 31, 1997.
           ------------

          "Lender" shall have the meaning given such term in the introductory
           ------
paragraph hereof.

          "Lien" shall mean any security interest, mortgage, pledge, lien, claim
           ----
on property, charge or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

          "Loan" shall mean a Tranche A Loan, Tranche B Loan, Tranche C Loan,
           ----
Tranche D Loan or Tranche E Loan, as applicable, and "Loans" shall mean all such
                                                      -----
Loans, collectively and severally.

          "Loan-to-Value Ratio" shall mean:
           -------------------

          (a) With respect to any Mortgage Loan other than an Eligible HELOC Asset or an Eligible Manufactured Housing Mortgage Loan, the ratio of the principal amount of said Mortgage Loan outstanding at the date of origination thereof divided by (1) the lesser of (i) the most recent selling price of the related Property, and (ii) the appraised value of the related Property, or (2) in the case of a Mortgage Loan which constitutes a refinancing of an existing Mortgage Loan on the related Property, the appraised value of the related Property;

          (b) With respect to any Mortgage Loan which is an Eligible HELOC Asset, the ratio of the face amount of the promissory note underlying said Mortgage Loan (plus, in the case of a Mortgage Loan secured by a second priority deed of trust (or mortgage), the principal amount outstanding at such date under the first Mortgage Loan affecting the related Property), divided by the lesser of: (1) the most recent selling price of the related Property, and (2) the appraised value of the related Property; and

          (c) With respect to any Mortgage Loan which is an Eligible Manufactured Housing Mortgage Loan, the ratio of the face amount of the promissory note underlying said Mortgage Loan, divided by the lesser of: (1) the sum of the most recent selling price of the related Property and all costs and expenses necessary to acquire, construct and permanently affix the related Manufactured Home to such Property, and (2) the projected appraised value of the related Property after the related Manufactured Home has been completed and permanently affixed to such Property, as determined and utilized by the Company in underwriting said Mortgage Loan.

          "Loan Documents" shall mean this Agreement, the Notes, the Security
           --------------
Agreement, the Pledge Agreement and each other document, instrument or agreement executed by the Company in connection herewith or therewith, as any of the same may be amended, extended or replaced from time to time.

          "Loan Request" shall mean a request in form acceptable to the
           ------------
Administrative Agent for a Loan which is conveyed to the Administrative Agent by telephone or telefax from a duly authorized officer of the Company, with such request to be confirmed in writing upon the request of the Administrative Agent.

          "Majority Lenders" shall mean:  (a) prior to the occurrence of an
           ----------------
Event of Default and termination of the obligation of the Lenders to fund additional Loans hereunder, the Lenders holding not less than sixty-six and two-thirds percent (66.6666667%) of the Aggregate Percentage Shares, and (b) thereafter, the Lenders holding not less than sixty-six and two-thirds percent (66.6666667%) of Loans outstanding.

          "Manufactured Home" shall mean a structure, transportable in one or
           -----------------
more sections, which is built on a permanent chassis and designed to be used as a dwelling with a permanent foundation when affixed to real property and connected to the required utilities, including, without limitation, plumbing and electrical systems.

          "Maturity Date" shall mean the earlier of:  (a) November 4, 1998, as
           -------------
such date may be extended from time to time in writing by one hundred percent (100%) of the Lenders, in their sole discretion, and (b) the date the Lenders terminate their obligation to make further Loans hereunder pursuant to Paragraph 13 above.

          "Maximum Commitment" shall mean, with respect to any Lender, the
           ------------------
dollar amount agreed to in writing from time to time by the Company and such Lender and specified as such Lender's "Maximum Commitment" in the most recent Commitment Schedule and Allocation Notice delivered by the Administrative Agent to the Lenders and the Company; provided, however, that no Lender's Maximum Commitment may exceed a dollar amount which, when added to the Maximum Commitments of all the Lenders, would exceed the maximum permitted Aggregate Credit Limit.

          "Maximum Tranche B Commitment" shall mean for any Tranche B Lender
           ----------------------------
that amount agreed to in writing from time to time by the Company and such Tranche B Lender and specified as such Tranche B Lender's Maximum Tranche B Commitment in the most recent Commitment Schedule and Allocation Notice delivered by the Administrative Agent to the Lenders and the Company.

          "Mortgage-Backed Security" shall mean (a) any security (including,
           ------------------------
without limitation, a participation certificate) guaranteed by GNMA that represents an interest in a pool of mortgages, deeds of trusts or other instruments creating a Lien on Property which is improved by a completed single family residence, including but not limited to a condominium, planned unit development or townhouse, (b) a security (including a participation certificate) issued by FNMA or FHLMC that represent interests in such a pool, and (c) a privately-placed security representing undivided interests in or otherwise supported by such a pool.

          "Mortgage Loan" shall mean a residential real estate secured loan,
           -------------
including, without limitation: (a) a promissory note, any reformation thereof and related deed of trust (or mortgage) and/or security agreement; (b) all guaranties and insurance policies, including, without limitation, all mortgage and title insurance policies and all fire and extended coverage insurance policies and rights of the Company to return premiums or payments with respect thereto; and (c) all right, title and interest of the Company in the Property covered by said deed of trust (or mortgage).

          "Multiemployer Plan" shall mean, as to the Company or any of its ERISA
           ------------------
Affiliates, a Plan of such Person which is a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

          "No-Equity Mortgage Loan" shall mean an Eligible Conforming Mortgage
           -----------------------
Loan, or an Eligible Non-Conforming Mortgage Loan, which in each case (a) is secured by a first priority deed of trust, (b) has a Loan-to-Value Ratio in excess of ninety-five percent (95%) and less than or equal to one hundred percent (100%), (c) is subject to a Take-Out Commitment by any Approved Investor, and (d) has not been included in the Borrowing Base for more than sixty (60) days; provided, however, that the aggregate Unit Collateral Values of all No-Equity Mortgage Loans included in the Borrowing Base at any time does not exceed ten percent (10%) of the Aggregate Credit Limit.

          "Notes" shall mean any of the Tranche A Notes, the Tranche B Notes,
           -----
the Tranche C Note, the Tranche D Notes and/or the Tranche E Notes.

          "Obligations" shall mean any and all debts, obligations and
           -----------
liabilities of the Company to the Administrative Agent, the Collateral Agent and the Lenders (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Loan Documents.

          "Obligor" shall mean the Person or Persons obligated to pay the
           -------
Indebtedness which is the subject of a Mortgage Loan.

          "Operating Account" shall mean Account No. 5240204 maintained in the
           -----------------
Company's name alone with the Administrative Agent at its office at One First National Plaza, Chicago, Illinois 60670.

          "Outstanding Percentage Share" shall mean, for any Lender at any date,
           ----------------------------
that percentage which the dollar amount of Loans outstanding held by such Lender bears to the aggregate dollar amount of Loans outstanding held by all the Lenders.

          "Overnight Transaction Loan Rate" shall mean for any Tranche C Loan on
           -------------------------------
any day such Tranche C Loan is outstanding the rate per annum determined by the Administrative Agent for such day to be its overnight transaction loan rate plus one percent (1.00%).

          "Participant" shall have the meaning given such term in Paragraph
           -----------
15(i) above.

          "Paul Subordinated Debt" shall mean that Indebtedness of the Company
           ----------------------
described in Paragraph 5 of the schedule of Permitted Other Debt.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation established
           ----
pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

          "Permitted Investments" shall mean those investments of the Company
           ---------------------
described on Exhibit M attached hereto.
             ---------

          "Permitted Other Debt" shall mean that Indebtedness of the Company
           --------------------
described as "Permitted Other Debt" on Exhibit N attached hereto.
                                       ---------

          "Permitted Other Secured Debt" shall mean that Indebtedness which is
           ----------------------------
the subject of a Lien and described as "Permitted Other Secured Debt" on Exhibit
                                                                         -------
N attached hereto.
-

          "Person" shall mean any corporation, natural person, firm, joint
           ------
venture, limited liability company, partnership, trust, unincorporated organization or Governmental Authority.

          "Plan" shall mean, as to the Company or any of its ERISA Affiliates,
           ----
any pension plan that is covered by Title IV of ERISA and in respect of which such Person or a Commonly Controlled Entity of such Person is an "employer" as defined in Section 3(5) of ERISA.

          "Pledge Agreement" shall have the meaning given such term in Paragraph
           ----------------
8(b) above.

          "Pledged Collateral" shall mean the collateral which is the subject of
           ------------------
the Pledge Agreement.

          "Potential Default" shall mean an event which but for the lapse of
           -----------------
time or the giving of notice, or both, would constitute an Event of Default.

          "Pre-Disbursement Account" shall mean DCS Clearing Account No. 247165
           ------------------------
maintained in the Administrative Agent's name with FNBC at its office at One First National Plaza, Chicago, Illinois 60670.

          "Pre-Tax Income" shall mean for any period the positive consolidated
           --------------
net income of the Company for such period, determined in accordance with the methodology described on Schedule V.
                         ----------

          "Primary Loan" shall mean a Tranche A Loan, Tranche B Loan, Tranche C
           ------------
Loan or Tranche D Loan, as applicable, and "Primary Loans" shall mean all such
                                            -------------
Primary Loans, collectively and severally.

          "Proceeds" shall mean whatever is receivable or received when
           --------
Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

          "Property" shall mean the real property, including the improvements
           --------
thereon, and the personal property (tangible and intangible) which are encumbered pursuant to a Mortgage Loan.

          "Quoted Market Value" shall mean with respect to each of the Eligible
           -------------------
Servicing Portfolio and the Encumbered Eligible Servicing Portfolio, at any date, the value of such Eligible Servicing Portfolio or Encumbered Eligible Servicing Portfolio, as applicable, as determined by an independent consulting firm acceptable to the Administrative Agent and set forth in a Servicing Contract Report. If, at any time, the value of such Eligible Servicing Portfolio or Encumbered Eligible Servicing Portfolio, as applicable, is expressed in terms of a range of values, the Quoted Market Value thereof shall be equal to the weighted average of the values quoted.

          "Regulation U" shall mean Regulation U of the Board of Governors of
           ------------
the Federal Reserve System (12 C.F.R. (S) 221), as the same may from time to time be amended, supplemented or superseded.

          "Reportable Event" shall mean a reportable event as defined in Title
           ----------------
IV of ERISA, except actions of general applicability by the Secretary of Labor under Section 110 of ERISA.

          "Requested Loans" shall have the meaning given such term in Paragraph
           ---------------
7(k)(l)(i) above.

          "Required Documents" shall have the meaning given such term in
           ------------------
subparagraph (q) of the definition of "Eligible Mortgage Loan".

          "Required Manufactured Housing Mortgage Loan Disbursement" shall mean
           --------------------------------------------------------
for any Eligible Manufactured Housing Mortgage Loan that amount which the Company is required to disburse relating to said Mortgage Loan prior to submitting said Mortgage Loan for inclusion in the Borrowing Base. The amount of the Required Manufactured Housing Mortgage Loan Disbursement shall be ten percent (10%) of the face amount of the promissory note underlying said Mortgage Loan.

          "Requirements of Law" shall mean, as to any Person, the Articles or
           -------------------
Certificate of Incorporation and Bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or a final and binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Secured Parties" shall have the meaning given such term in Paragraph
           ---------------
1 of the Security Agreement.

          "Secured Obligations" shall have the meaning given such term in
           -------------------
Paragraph 2 of the Pledge Agreement.

          "Security Agreement" shall have the meaning given such term in
           ------------------
Paragraph 8(a) above.

          "Servicing Contract Report" shall mean a report in form acceptable to
           -------------------------
the Administrative Agent setting forth the Quoted Market Value of each of the Eligible Servicing Portfolio and the Encumbered Eligible Servicing Portfolio.

          "Servicing Secured Credit Agreement" shall mean that certain Amended
           ----------------------------------
and Restated Servicing Secured Credit Agreement dated as of August 29, 1997 by and among the Company, FNBC as "Administrative Agent" and others Lenders party thereto, as such agreement may be amended from time to time.

          "Settlement Account" shall mean Account No. 1919113 maintained with
           ------------------
the Administrative Agent at its office at One First National Plaza, Chicago, Illinois 60670.

          "Single Employer Plan" shall mean, as to the Company or any of its
           --------------------
ERISA Affiliates, any Plan of such Person which is not a Multiemployer Plan.

          "Statement Date" shall mean December 31, 1996.
           --------------

          "Stock Pledge Documents" shall have the meaning given such term in
           ----------------------
Paragraph 8(b) above.

          "Subordinated Debt" shall mean all Indebtedness of the Company and its
           -----------------
Subsidiaries which is expressly subordinated to the Obligations in the manner and to the extent required by the Lenders pursuant to written subordination agreements satisfactory in form and substance to the Lenders.

          "Subsidiary" shall mean any corporation, partnership or joint venture
           ----------
more than fifty percent (50%) of the stock or other ownership interest of which having by the terms thereof ordinary voting power to elect the board of directors, managers or trustees of such corporation, partnership or joint venture (irrespective of whether or not at the time stock of any other class or classes of such corporation, partnership or joint venture shall have or might have voting power by reason of the happening of any contingency) shall, at the time as of which any determination is being made, be owned, either directly or through Subsidiaries.

          "Take-Out Commitment" with respect to any Mortgage Loan shall mean a
           -------------------
bona fide current, unused and unexpired forward sale whole loan commitment or forward sale Mortgage-Backed Security commitment issued by an Approved Investor of in favor of and held by the Company, and any related delivery commitments, if applicable, under which said Approved Investor agrees, prior to the expiration thereof, upon the satisfaction of certain terms and conditions therein, to provide for the purchase of such Mortgage Loan or related Mortgage-Backed Security or to purchase such Mortgage Loan or related Mortgage-Backed Security at a specified price, which commitment is not subject to any term or condition which is not customary in commitments of like nature or which, in the reasonably anticipated course of events, cannot be fully complied with prior to the expiration thereof.

          "Total Liabilities" shall mean at any date consolidated total
           -----------------
liabilities of the Company and its Subsidiaries less the amount of any Subordinated Debt, determined in accordance with GAAP.

          "Tranche" shall mean the Loans made under the Tranche A Credit Limit,
           -------
the Tranche B Aggregate Credit Allocation, the Tranche C Credit Limit, the Tranche D Credit Limit or the limitations pertinent to Tranche E Loans, as applicable.

          "Tranche A Commitment" shall mean, for any Tranche A Lender, the
           --------------------
dollar amount set forth next to the name of such Lender on the most recent Commitment Schedule and Allocation Notice delivered by the Administrative Agent to the Lenders and the Company.

          "Tranche A Credit Limit" shall mean at any date the Aggregate Credit
           ----------------------
Limit minus the sum of (a) the Tranche B Aggregate Credit Allocation and (b) the Tranche C Credit Limit.

          "Tranche A Lender" shall mean any Lender designated as such in
           ----------------
Schedule II attached hereto and any Applicant Financial Institution which shall
-----------
become a Tranche A Lender hereunder.

          "Tranche A Loan" shall have the meaning given such term in Paragraph
           --------------
1(a) above.

          "Tranche A Notes" shall have the meaning given such term in Paragraph
           ---------------
7(c) above.

          "Tranche A Percentage Share" shall mean at any date with respect to
           --------------------------
each Tranche A Lender the ratio, expressed as a percentage, which (a) such Lender's Tranche A Commitment bears to (b) the Tranche A Credit Limit.

          "Tranche B Aggregate Credit Allocation" shall mean at any date the sum
           -------------------------------------
of the Tranche B Allocations on such date; provided that in no event shall the sum of the Tranche B Allocations at any date exceed $50,000,000.00.

          "Tranche B Allocation" shall mean for any Tranche B Lender during any
           --------------------
calendar month, the lesser of: (a) that amount specified as such for such Tranche B Lender in the applicable Commitment Schedule and Allocation Notice delivered pursuant to Paragraph 2(e) above effective for such calendar month, and (b) such Tranche B Lender's Maximum Tranche B Commitment; provided that no Tranche B Lender may have a Tranche B Allocation which, when added to the Tranche B Allocations of all other Tranche B Lenders, would exceed the Tranche B Aggregate Credit Allocation.

          "Tranche B Borrowing Date" shall mean the first day of each Tranche B
           ------------------------
Interest Period during the term of this Agreement with the initial Tranche B Borrowing Date being the Effective Date.

          "Tranche B Interest Period" shall mean the period commencing on each
           -------------------------
Tranche B Borrowing Date and ending one month thereafter, with Tranche B Interest Periods to be continuous and without interruption throughout the term of this Agreement; provided, however, that (a) any Tranche B Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month during which such Tranche B Interest Period is to end shall end on the last day of such calendar month; (b) no Tranche B Interest Period shall extend beyond the Maturity Date; and (c) if the Effective Date is not the first day of a calendar month, the last day of the initial Tranche B Interest Period shall be that date which it would have been had the first day of such initial Tranche B Interest Period been the first day of the calendar month following the Effective Date.

          "Tranche B Lender" shall mean any Lender designated as such on
           ----------------
Schedule II attached hereto and any Applicant Financial Institution which shall
-----------
become a Tranche B Lender hereunder.

          "Tranche B Loan" shall have the meaning given such term in Paragraph
           --------------
2(a) above.

          "Tranche B Notes" shall have the meaning given such term in Paragraph
           ---------------
7(c) above.

          "Tranche B Percentage Share" shall mean for any Tranche B Lender at
           --------------------------
any date the ratio, expressed as a percentage, which such Tranche B Lender's Tranche B Allocation bears to the Tranche B Aggregate Credit Allocation.

          "Tranche C Credit Limit" shall mean $20,000,000.00, as such amount may
           ----------------------
be increased or decreased by written agreement of FNBC and the Company.

          "Tranche C Lender" shall mean FNBC.
           ----------------

          "Tranche C Loans" shall have the meaning given such term in Paragraph
           ---------------
3(a) above.

          "Tranche C Note" shall have the meaning given such term in Paragraph
           --------------
7(c) above.

          "Tranche D Commitment" shall mean, for any Tranche D Lender, the
           --------------------
dollar amount set forth next to the name of such Lender on the most recent Commitment Schedule and Allocation Notice delivered by the Administrative Agent to the Lenders and the Company.

          "Tranche D Credit Limit" shall mean the sum of the Tranche D
           ----------------------
Commitments of all the Tranche D Lenders, as set forth in the most recent Commitment Schedule and Allocation Notice delivered by the Administrative Agent to the Lenders and the Company.

          "Tranche D Lender" shall mean any Lender designated as such in
           ----------------
Schedule II attached hereto and any Applicant Financial Institution which shall
-----------
become a Tranche D Lender hereunder.

          "Tranche D Loan" shall have the meaning given such term in Paragraph
           --------------
4(a) above.

          "Tranche D Notes" shall have the meaning given such term in Paragraph
           ---------------
7(c) above.

          "Tranche D Obligations" shall mean any and all debts, obligations and
           ---------------------
liabilities of the Company to the Administrative Agent, the Collateral Agent and the Lenders (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Tranche D Loans, including but not limited to principal, interest, fees, premiums and other charges due in connection therewith.

          "Tranche D Percentage Share" shall mean for any Tranche D Lender at
           --------------------------
any date the ratio, expressed as a percentage, which (a) such Lender's Tranche D Commitment bears to (b) the Tranche D Credit Limit.

          "Tranche E Interest Period" shall mean as to any Tranche E Loan the
           -------------------------
period of time from the date such Tranche E Loan is advanced until the principal amount thereof is payable in full, as agreed by the Company and the Lender which makes such Tranche E Loan; provided, however, that in no event shall any Tranche E Interest Period be shorter than seven (7) days or longer than ninety (90) days or extend beyond the Maturity Date.

          "Tranche E Loan" shall have the meaning given such term in Paragraph
           --------------
5(a) above.

          "Tranche E Loan Rate" shall mean as to any Tranche E Loan such fixed
           -------------------
rate per annum as the Company and the Lender which agreed to advance such Tranche E Loan have agreed.

          "Type" for any Mortgage Loan shall mean one of the following: an
           ----
Eligible Conforming Mortgage Loan, an Eligible Gestation Mortgage Loan, an Eligible HELOC Asset, an Eligible Non-Agency Mortgage Loan, an Eligible Non-Conforming Mortgage Loan, an Eligible Repurchase Mortgage Loan, an Eligible Manufactured Housing Mortgage Loan, an Eligible Shipped Mortgage Loan, an Eligible Waiver Mortgage Loan or an Eligible High LTV Mortgage Loan.

          "Unit Collateral Value" shall mean, with respect to each Eligible
           ---------------------
Mortgage Loan, other than an Eligible HELOC Asset, calculated as of the date such Eligible Mortgage Loan is first included in the Borrowing Base in its current category, and with respect to each Eligible HELOC Asset, as of any date, the sum of:

          (a) If such Eligible Mortgage Loan is an Eligible Conforming Mortgage Loan (other than a No-Equity Mortgage Loan), ninety-eight percent (98%) of the least of: (1) the unpaid principal balance thereof, (2) the unpaid principal balance thereof multiplied by the Current Weighted Average Take-Out Price, and
(3) the acquisition price thereof (minus any discount and rebate points and minus any servicing released premium) or origination cost thereof.

          (b) If such Eligible Mortgage Loan is an Eligible Shipped Mortgage Loan, ninety-eight percent (98%) of the Take-Out Commitment covering such Mortgage Loan, and if such Eligible Mortgage Loan is an Eligible Gestation Mortgage Loan, ninety-nine percent (99%) of the purchase price under the Take-Out Commitment covering such Mortgage Loan.

          (c) If such Eligible Mortgage Loan is an Eligible Non-Conforming Mortgage Loan (other than a No-Equity Mortgage Loan), ninety-seven percent (97%) of the least of: (1) the unpaid principal balance thereof, (2) the unpaid principal balance thereof multiplied by the Current Weighted Average Take-Out Price, and (3) the acquisition price thereof (minus any discount and rebate points and minus any servicing released premium) or origination cost thereof;

          (d) If such Eligible Mortgage Loan is a No-Equity Mortgage Loan, eighty percent (80%) of the unpaid principal balance thereof.

          (e) If such Eligible Mortgage Loan is an Eligible Non-Agency Mortgage Loan that has been pre-approved by an Approved Non-Agency Investor or under its delegated underwriting authority, ninety-seven percent (97%) of the least of:
(1) the unpaid principal balance thereof, (2) the unpaid principal balance thereof multiplied by the Current Weighted Average Take-Out Price, and (3) the acquisition price thereof (minus any discount and rebate points and minus any servicing released premium) or origination cost thereof.

          (f) If such Eligible Mortgage Loan is an Eligible Repurchase Mortgage Loan, eighty percent (80%) of the least of: (1) the unpaid principal balance thereof, (2) the unpaid principal balance thereof multiplied by the Current Weighted Average Take-Out Price, and (3) the acquisition price thereof (minus any discount and rebate points and minus any servicing released premium) or origination cost thereof.

          (g) If such Eligible Mortgage Loan is an Eligible HELOC Asset with a Loan-to-Value Ratio equal to or less than ninety percent (90%), the lesser of:

                    (1)  $200,000.00, and

                    (2) Ninety-six percent (96%) of the lesser of: (i) the outstanding principal balance of said Mortgage Loan as of a given date, and
     (ii) if the Take-Out Commitment for said Mortgage Loan constitutes a delivery commitment, the purchase price under such Take-Out Commitment as of such date.

          (h) If such Eligible Mortgage Loan is an Eligible HELOC Asset with a Loan-to-Value Ratio greater than ninety percent (90%), the lesser of:

                    (1)  $200,000.00, and

                    (2) Ninety-five percent (95%) of the lesser of: (i) the outstanding principal balance of said Mortgage Loan as of a given date, and
     (ii) if the Take-Out Commitment for said Mortgage Loan constitutes a delivery commitment, the purchase price under such Take-Out Commitment as of such date.

          (i) If such Eligible Mortgage Loan is an Eligible Manufactured Housing Mortgage Loan, (1) the outstanding principal balance of said Mortgage Loan, plus (2) the dollar amount of any Loan requested by the Company on such date the proceeds of which Loan shall be utilized to make a progress or construction payment relating to said Mortgage Loan, minus (3) the Required Manufactured Housing Mortgage Loan Disbursement relating to said Mortgage Loan.

          (j) If such Eligible Mortgage Loan is an Eligible High LTV Mortgage Loan, ninety percent (90%) of the lesser of (1) the unpaid principal balance of said Mortgage Loan, (2) the Current Weighted Average Take-Out Price and (3) the origination cost thereof.

          "VA" shall mean the Veterans Administration and any successor agency.
           --

          "Warehouse Related MBS" shall have the meaning given such term in
           ---------------------
Paragraph 6(b)(2) of the Security Agreement.

          "Weighted Average Take-Out Price" shall mean, in each case, the
           -------------------------------
weighted average reflected as a percentage (which percentage shall not exceed one hundred percent (100%)) of the unfilled purchase price (net of commitment fees) of all Take-Out Commitments held by the Company and applicable to each of the following types of Mortgage Loans (determined separately with respect to each type): (a) all Eligible Conforming Mortgage Loans secured by a first priority deed of trust, (b) all Eligible Non-Conforming Mortgage Loans, (c) all

Eligible Non-Agency Mortgage Loans, (d) all Eligible Repurchase Mortgage Loans and (e) all Eligible High LTV Mortgage Loans.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                   HEADLANDS MORTGAGE COMPANY,
                                   a California corporation



                                   By_______________________________________
                                   Name_____________________________________
                                   Title____________________________________


                                   THE FIRST NATIONAL BANK OF CHICAGO, a
                                   national bank association, as
                                   Administrative Agent and a Lender



                                   By_______________________________________
                                   Name_____________________________________
                                   Title____________________________________


                                   FIRST CHICAGO NATIONAL PROCESSING
                                   CORPORATION, a Delaware corporation,
                                   as Collateral Agent



                                   By_______________________________________
                                   Name_____________________________________
                                   Title:___________________________________


                                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION, a national banking association, as a Lender



                                   By_______________________________________
                                   Name_____________________________________
                                   Title____________________________________

                                   GUARANTY FEDERAL BANK, F.S.B., a federal savings bank, as a Lender


                                   By ______________________________________
                                   Name ____________________________________
                                   Title ___________________________________


                                   FIRST UNION NATIONAL BANK, a national
                                   banking association, as a Lender



                                   By_______________________________________
                                   Name_____________________________________
                                   Title____________________________________


                                   THE BANK OF NEW YORK, a banking corporation organized under the laws of the State of New York, as a Lender



                                   By_______________________________________
                                   Name_____________________________________
                                   Title____________________________________


                                   COMERICA BANK-CALIFORNIA, a California
                                   banking corporation, as a Lender



                                   By_______________________________________
                                   Name_____________________________________
                                   Title____________________________________

                        LIST OF SCHEDULES AND EXHIBITS
                        ------------------------------



Schedule I    Schedule of Addresses, Etc.

Schedule II   Schedule of Acceptable Manufactured Housing States

Schedule III  Schedule of Acceptable States

Schedule IV   Commitment Schedule and Allocation Notice as of Effective Date

Schedule V    Methodology for Computation of Pre-Tax Income


Exhibit A-1   Form of Tranche A Note

Exhibit A-2   Form of Tranche B Note

Exhibit A-3   Form of Tranche C Note

Exhibit A-4   Form of Tranche D Note

Exhibit A-5   Form of Tranche E Note

Exhibit B     Form of Security Agreement

Exhibit C     Form of Pledge Agreement

Exhibit D     Form of Officer's Certificate

Exhibit E     Litigation Schedule

Exhibit F     List of Subsidiaries

Exhibit G     Form of Compliance Certificate

Exhibit H     Form of Additional Lender Agreement

Exhibit I     Form of Borrowing Base Certificate

Exhibit J     Schedule of Required Documents

Exhibit K     Form of Collateral Confirmation Agreement

Exhibit L     Schedule of Additional Required Documents

Exhibit M     Schedule of Permitted Investments

Exhibit N     Schedule of Permitted Other Debt and Permitted Other Secured Debt

                    FIRST AMENDMENT TO AMENDED AND RESTATED
                      MORTGAGE LOAN WAREHOUSING AGREEMENT

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED MORTGAGE LOAN WAREHOUSING AGREEMENT (the "Amendment") is made and dated as of the 4/th/ day of November, 1997, by and among THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("FNBC"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, THE BANK OF NEW YORK, a banking corporation organized under the laws of the State of New York, COMERICA BANK - CALIFORNIA, a California banking corporation, FIRST UNION NATIONAL BANK, a national banking association, and GUARANTY FEDERAL BANK, a federal savings bank (all of the above individually a "Lender" and, collectively, the "Lenders"), FNBC, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), FIRST CHICAGO NATIONAL PROCESSING ASSOCIATION, a Delaware corporation, as collateral agent for the Administrative Agent and the Lenders (in such capacity, the "Collateral Agent"), and HEADLANDS MORTGAGE COMPANY, a California corporation (the "Company").

                                   RECITALS

     A. Pursuant to that certain Amended and Restated Mortgage Loan Warehousing Agreement dated as of August 29, 1997 among the Administrative Agent, the Collateral Agent, the Lenders and the Company (the "Agreement"), the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.

     B. The Company and the Lenders desire to amend certain provisions of the Agreement as more particularly described below.

     NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT

     1.   Extension of Maturity Date.  To reflect the agreement of the parties
          --------------------------
hereto to extend the term of the credit facility evidenced by the Agreement, effective as of the Effective Date (as defined in Paragraph 8 below), subparagraph (a) of the definition of "Maturity Date" set forth in Paragraph 16 of the Agreement is hereby amended to delete the date "November 4, 1998" set forth therein and to replace the same with the date "November 4, 1999".

     2.   Increase in Credit Limit.  To reflect the agreement of the Lenders to
          ------------------------
increase the dollar amount of credit available to the Company under the Agreement, effective as of the Effective Date:

          (a) The definition of "Aggregate Credit Limit" set forth in Paragraph 16 of the Agreement is hereby amended to delete the dollar amount
"$185,000,000.00" set forth in line 4 thereof and to replace the same with the dollar amount "$215,000,000.00".

          (b) The current Commitment Schedule and Allocation Notice in effect immediately prior to the Effective Date shall be amended and replaced with the Commitment Schedule and Allocation Notice attached hereto as Amendment Schedule
                                                             ------------------
I.
-

     3.   Addition of New Type of Collateral; Modification of Collateral
          --------------------------------------------------------------
Eligibility Requirements.  To reflect the agreement of the parties hereto to
------------------------
include a new Type of Eligible Mortgage Loan in the calculation of the Collateral Value of the Borrowing Base and to modify certain eligibility requirements applicable to Eligible Non-Conforming Mortgage Loans:

          (a) A new definition of "Eligible A- Mortgage Loan" is hereby added, in correct alphabetical order, to Paragraph 16 of the Agreement to read in its entirety as follows:

              "Eligible A- Mortgage Loan" shall mean a Mortgage Loan
               -------------------------
     with respect to which each of the following statements is accurate and complete (and the Company by including said Mortgage Loan in any computation of the Collateral Value of the Borrowing Base shall be deemed to so represent to the Administrative Agent, the Collateral Agent and the Lenders at and as of the date of such computation):

              (a) Said Mortgage Loan is an Eligible Mortgage Loan;

              (b) The Unit Collateral Value of said Mortgage Loan, when added to the Unit Collateral Values of all other Eligible A-Mortgage Loans included in the computation of the Collateral Value of the Borrowing Base, does not exceed five percent (5%) of the Aggregate Credit Limit;

              (c) Said Mortgage Loan is secured by a first priority deed of trust (or mortgage) on the related Property;

              (d) The Obligor on said Mortgage Loan had a FICO score of not less than 575;

              (e) Said Mortgage Loan has not been included in the Borrowing Base for more than ninety (90) days; and

              (f) Said Mortgage Loan generally conforms to all underwriting and other requirements of an Approved Investor.

          (b) Subparagraph (v) of the definition of "Eligible Mortgage Loan" is hereby amended to add the following proviso immediately following the semi-colon and preceding the word "and" in the last line thereof:

     "provided, however, that: (y) in the event said Mortgage Loan is an Eligible Non-Conforming Loan which otherwise complies with all requirements of an Eligible Non-Conforming Mortgage Loan, said Mortgage Loan may have a Loan-to-Value Ratio of up to eighty-five percent (85%) notwithstanding that it is not covered by a policy of private mortgage insurance as otherwise required pursuant to this subparagraph (v) so long as the Unit Collateral Value of said Mortgage Loan when added to the Unit Collateral Values of all other Eligible Non-Conforming Mortgage Loans with a Loan-to-Value Ratio in excess of eighty percent (80%) which are not covered by private mortgage insurance does not exceed five percent (5%) of the Aggregate Credit Limit, and (z) if said Mortgage Loan is an Eligible A- Mortgage Loan, the dollar amount of said Mortgage Loan in excess of seventy percent (70%) of the lesser of a. the most recent selling price of the related Property, and b.
               -                                                             -
     the appraised value of the related Property is covered by a policy of private mortgage insurance acceptable to the Approved Investor issuing the Take-Out Commitment for said Mortgage Loan;"

          (c) Subparagraph (c) of the definition of "Unit Collateral Value" set forth in Paragraph 16 of the Agreement is hereby amended to read in its entirety as follows:

              "(c) If such Eligible Mortgage Loan is an Eligible Non-Conforming Mortgage Loan (other than a No-Equity Mortgage Loan), ninety-seven percent (97%) (or if such Eligible Mortgage Loan has a Loan-to-Value Ratio in excess of eighty percent (80%) and is not covered by private mortgage insurance, ninety-six percent (96%)) of the least of: (1) the unpaid principal balance thereof, (2) the unpaid principal balance thereof multiplied by the Current Weighted Average Take-Out Price, and (3) the acquisition price thereof (minus any discount and rebate points and minus any servicing released premium) or origination cost thereof."

          (d) A new subparagraph (k) is added to the definition of "Unit Collateral Value" to read in its entirety as follows:

              "(k) If such Eligible Mortgage Loan is an Eligible A- Mortgage Loan, ninety five percent (95%) of the least of: (1) the unpaid principal balance thereof, (2) the unpaid principal balance thereof multiplied by the Current Weighted Average Take-Out Price, and (3) the origination cost thereof."

          (e) The definition of "Type" set forth in Paragraph 16 of the Agreement is hereby amended to insert the phrase ", an Eligible A- Mortgage Loan" immediately preceding the phrase "or an Eligible High LTV Mortgage Loan" in the last line thereof.

          (f) The definition of "Weighted Average Take-Out Price" set forth in Paragraph 16 of the Agreement is hereby amended to add a new subparagraph (f) to read as follows: ", and (f) all Eligible A-Mortgage Loans".

          (g) The form of Borrowing Base Certificate attached to the Agreement as Exhibit I is replaced by the form of Borrowing Base Certificate attached
   ---------
hereto as Replacement Exhibit I.
          ----------- ---------

     4.   Addition of Approved Repo Lender.  Effective as of the Effective Date,
          --------------------------------
the Lenders hereby approve C.S. First Boston as an additional Approved Repo Lender for all purposes of the Agreement.

     5.   Permitted Secured Other Debt.  To reflect the agreement of the parties
          ----------------------------
to permit the maximum aggregate amount of Indebtedness owed under repurchase agreements and gestation repurchase credit facilities entered into by the Company from time to time to increase from $300,000,000.00 to $450,000,000.00, effective as of the Effective Date Exhibit N to the Agreement is hereby replaced
                                   ---------
by Replacement Exhibit N attached hereto.
   ---------------------

     6.   Reaffirmation of Other Loan Documents.  The Company hereby affirms and
          -------------------------------------
agrees that (a) the execution and delivery by the Company of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Administrative Agent, the Collateral Agent or the Lenders under the Agreement, the Security Agreement or any other Loan Document, (b) the term "Obligations" as defined in Paragraph 16 of the Agreement includes, without limitation, the Obligations of the Company under the Agreement as amended by this Amendment, (c) the Security Agreement remains in full force and effect and such agreement constitutes a continuing first priority security interest in and lien upon the Collateral, and (d) for any and all purposes, any reference to the Agreement following the effective date of this Amendment shall constitute a reference to the Agreement as amended to date, including, without limitation, by this Amendment.

     7.   Modification of Related Documents.  All reports and other forms
          ---------------------------------
utilized in connection with the day-to-day operations of the credit facility evidenced by the Agreement shall be deemed modified consistent with the provisions of this Amendment.

     8.   Effective Date.  This Amendment shall be effective (with such
          --------------
effectiveness being retroactive to the day and year first above written) on the earliest date (the "Effective Date") upon which the Administrative Agent has received (a) duly executed copies of this Amendment from each of the Lenders, the Administrative Agent, the Collateral Agent and the Company, and (b) such board resolutions, incumbency certificates and other additional documentation as the Administrative Agent may request in connection herewith.

     9.   Representations and Warranties.  The Company hereby represents and
          ------------------------------
warrants to the Administrative Agent and the Lenders as follows:

          (a) The Company has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms. The execution, delivery and performance of this Amendment will not violate any Requirement of Law or Contractual Obligation or require any consent, approval or authorization of, or registration, declaration or filing with, any Governmental Authority.

          (b) At and as of the date of execution hereof and at and as of the effective date of this Amendment and both prior to and after giving effect hereto: (1) the representations and warranties of the Company contained in the Loan Documents are accurate and complete in all respects, and (2) there has not occurred an Event of Default or Potential Default.

     10.  No Other Amendment.  Except as expressly amended herein, the Loan
          ------------------
Documents shall remain in full force and effect as currently written.

     11.  Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                   HEADLANDS MORTGAGE COMPANY,
                                   a California corporation



                                   By_______________________________________
                                   Name_____________________________________
                                   Title____________________________________


                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                   a national banking association, as
                                   Administrative Agent and a Lender


                                   By_______________________________________
                                   Name_____________________________________
                                   Title____________________________________


                                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION, a national banking association, as a Lender


                                   By_______________________________________
                                   Name_____________________________________
                                   Title____________________________________

                                   THE BANK OF NEW YORK, a banking corporation organized under the laws of the State of New York, as a Lender


                                   By_______________________________________
                                   Name_____________________________________
                                   Title____________________________________


                                   COMERICA BANK-CALIFORNIA,
                                   a California banking corporation, as a Lender


                                   By_______________________________________
                                   Name_____________________________________
                                   Title____________________________________


                                   FIRST UNION NATIONAL BANK,
                                   a national banking association, as a Lender


                                   By_______________________________________
                                   Name_____________________________________
                                   Title____________________________________


                                   GUARANTY FEDERAL BANK,
                                   a federal savings bank, as a Lender


                                   By_______________________________________
                                   Name_____________________________________
                                   Title____________________________________

                                   FIRST CHICAGO NATIONAL PROCESSING
                                   CORPORATION, a Delaware corporation, as
                                   Collateral Agent


                                   By_______________________________________
                                   Name_____________________________________
                                   Title____________________________________

                                                           REPLACEMENT EXHIBIT N
                                                           ---------------------


                                  SCHEDULE OF
                             PERMITTED OTHER DEBT
                                      AND
                       (*) PERMITTED OTHER SECURED DEBT


1. Indebtedness owed under repurchase agreements and gestation repurchase credit facilities entered into by the Company from time to time with financial institutions approved by the Administrative Agent and the Majority Lenders in an aggregate amount not to exceed at any one time outstanding $450,000,000.00.*

2. Indebtedness owed under any servicing secured facility (including the Servicing Secured Credit Agreement) in an aggregate amount not to exceed at any one time outstanding $30,000,000.00.*

3. Indebtedness owed under credit facilities entered into by and between the Company and Residential Funding Corporation ("RFC") from time to time secured by Mortgage Loans that are delinquent or in foreclosure or subject to a Take-Out Commitment issued by RFC, manufactured housing loans and REO properties in an aggregate amount not to exceed at any one time outstanding $15,000,000.00.*

4. Indebtedness owed under any deposit-backed interest rate exchange agreements and/or investment arbitrage lines, entered into in the ordinary course of business.*

5. Unsecured Indebtedness of the Company to Peter Paul and/or Jessica Paul in an amount not to exceed $10,000,000.00 in the aggregate at any time outstanding and which Indebtedness is Subordinated Debt, it being agreed and understood that the required subordination shall be on terms and subject to conditions substantially similar to the terms and conditions set forth in that certain Subordination Agreement dated as of July 26, 1996 executed by Peter Paul and Jessica Paul.

6. Unsecured Indebtedness of the Company to Peter Paul in an amount not to exceed $5,000,000.00 in the aggregate at any time outstanding, the proceeds of which Indebtedness shall be used by the Company for funding short-term liquidity needs and which Indebtedness is Subordinated Debt, it being agreed and understood that the required subordination shall prohibit payments on account of such Indebtedness only if there shall either before or after such payment is made exist and Event of Default or Potential Default.

7. Indebtedness of HMSI to third party lenders in an amount not to exceed $5,000,000.00 in the aggregate at any time outstanding, the proceeds of which Indebtedness shall be used by HMSI to finance advance receivables.*

8. Indebtedness of HMSI secured by liens on the retained interests in securitizations of HMSI in connection with yield maintenance arrangements on securities issued through HMSI.

                                       2